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                                                                Exhibit 10.02


                               SILICON IMAGE, INC.

                           1995 EQUITY INCENTIVE PLAN

                         AS ADOPTED AND AMENDED THROUGH

                                  JULY 20, 1999


    1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options and Restricted Stock. Capitalized terms not defined in the text are defined in Section 22 hereof. This Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act.

     2.  SHARES SUBJECT TO THE PLAN.

         2.1 NUMBER OF SHARES AVAILABLE. Subject to Sections 2.2 and 17 hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 5,866,000 Shares or such lesser number of Shares as permitted under Section 260.140.45 of Title 10 of the California Code of Regulations. Subject to Sections 2.2 and 17 hereof, Shares will again be available for grant and issuance in connection with future Awards under this Plan that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option or (b) are subject to a Restricted Stock Award that otherwise terminates without Shares being issued. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted under this Plan.

         2.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding shares of the Company's Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options and (c) the Purchase Prices of and number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee.

    3. ELIGIBILITY. ISOs (as defined in Section 5 hereof) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. NQSOs (as defined in Section 5 hereto) and Restricted


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Stock Awards may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under this Plan.

    4.   ADMINISTRATION.

         4.1 COMMITTEE AUTHORITY. This Plan will be administered by the Committee or the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

         (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

         (b) prescribe, amend and rescind rules and regulations relating to this Plan;

         (c)    select persons to receive Awards;

         (d)    determine the form and terms of Awards;

         (e) determine the number of Shares or other consideration subject to Awards;

         (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

         (g)    grant waivers of Plan or Award conditions;

         (h)    determine the vesting, exercisability and payment of Awards;

         (i) correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Award Agreement, any Exercise Agreement or any Restricted Stock Purchase Agreement;

         (j)    determine whether an Award has been earned; and

         (k) make all other determinations necessary or advisable for the administration of this Plan.

         4.2 COMMITTEE DISCRETION. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, and subject to Section 5.9 hereof, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan, provided such officer or officers are members of the Board.


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    5.   OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

         5.1 FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

         5.2 DATE OF GRANT. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

         5.3 EXERCISE PERIOD. Options may be exercisable immediately (subject to repurchase pursuant to Section 11 hereof) or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT SHAREHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines. Subject to earlier termination of the Option as provided herein, each Participant who is not an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company and does not have annual compensation of $60,000 or more shall have the right to exercise an Option granted hereunder at the rate of at least twenty percent (20%) per year over five (5) years from the date such Option is granted.

         5.4 EXERCISE PRICE. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than eighty-five percent (85%) of the Fair Market Value of the Shares on the date of grant; provided that (a) the Exercise Price of an ISO will not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (b) the Exercise Price of any Option granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 7 hereof.

         5.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's


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investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased.

         5.6 TERMINATION. Subject to earlier termination pursuant to Sections 17 and 18 hereof and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

         (a) If the Participant is Terminated for any reason except death, Disability or for Cause, then the Participant may exercise such Participant's Options only to the extent that such Options are exercisable upon the Termination Date and such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO) but in any event, non later than the expiration date of the Options.

         (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three
                (3) months after a Termination other than for Cause), then Participant's Options may be exercised only to the extent that such Options are exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of
                Section 22(e)(3) of the Code, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant's disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO) but in any event no later than the expiration date of the Options.

         (c)    If the Participant is terminated for Cause, then
                Participant's Options shall expire on such articipant's Termination Date, or at such later time and on such conditions as are determined by the Committee.

         5.7 LIMITATIONS ON EXERCISE. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.


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         5.8    LIMITATIONS ON ISOs. The aggregate Fair Market Value
(determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 18 hereof) to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

         5.9 MODIFICATION, EXTENSION OR REMOVAL. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code. Subject to Section 5.10 hereof, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price.

         5.10 NO DISQUALIFICATION. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

    6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

         6.1 FORM OF RESTRICTED STOCK AWARD. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The Restricted Stock Award will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company


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within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

         6.2 PURCHASE PRICE. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted or at the time the purchase is consummated, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price will be one hundred percent (100%) of the Fair Market Value on the date the Restricted Stock Award is granted or at the time the purchase is consummated. Payment of the Purchase Price must be made in accordance with Section 7 hereof.

         6.3 RESTRICTIONS. Restricted Stock Awards may be subject tot he restrictions set forth in Section 11 hereof or such other restrictions not inconsistent with the California Corporations Code.

    7.   PAYMENT FOR SHARE PURCHASES.

         7.1 PAYMENT. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

         (a) by cancellation of indebtedness of the Company to the Participant;

         (b) by surrender of shares that: (i) either (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (B) were obtained by Participant in the public market and (ii) are clear of all liens, claims, encumbrances or security interests.

           (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

           (d) by waiver of compensation due or accrued to the Participant for services rendered;

           (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                (1) through a "same day sale" commitment from the
                    Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the


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                    Shares so purchased to pay for the Exercise Price, and
                    whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                (2) through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

         (f)    by any combination of the foregoing.


         7.2 LOAN GUARANTEES. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

    8.   WITHHOLDING TAXES.

         8.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

         8.2 STOCK WITHHOLDING. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.

    9.   PRIVILEGES OF STOCK OWNERSHIP.

         9.1 VOTING AND DIVIDENDS. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same


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restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased pursuant to Section 11 hereof. The Company will comply with Section 260.140.1 of Title 10 of the California Code of Regulations with respect to the voting rights of Common Stock.

         9.2 FINANCIAL STATEMENTS. The company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding, or as otherwise required under Section
260.140.46 of Title 10 of the California Code of Regulations. Notwithstanding the foregoing, the Company will not be required to provide such financial statements to Participants when issuance is limited to key employees whose services in connection with the Company assure them access to equivalent information.

    10. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant an Award will be exercisable only by the Participant or Participant's legal representative and any elections with respect to an Award, may be made only by the Participant or Participant's legal representative.

    11.  RESTRICTIONS OF SHARES.

         11.1 RIGHT OF FIRST REFUSAL. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, unless otherwise not permitted by the California Corporations Code, provided, that such right of first refusal terminates upon the Company's initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act.

         11.2 RIGHT OF REPURCHASE. At the discretion of the Committee, the Company reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase Unvested Shares held by a Participant for cash and/or cancellation of purchase money indebtedness following such Participant's Termination at any time within the later of ninety (90) days after the Participant's Termination Date and the date the Participant purchases Shares under the Plan at the Participant's Exercise Price or Purchase Price, as the case may be, provided, that unless the Participant is an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company or has annual compensation of $60,000 or more, such right of repurchase lapses at the rate of at least twenty percent (20%) per year over five (5) years from:
(a) the date of grant of the Option or (b) in the case of Restricted Stock, the date the Participant purchases the Shares.

    12. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.


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    13.  ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a
Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

    14. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, shares of Common Stock of the Company (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

    15. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

    16. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the


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Company to terminate Participant's employment or other relationship at any time, with or without Cause.

    17.  CORPORATE TRANSACTIONS.

         17.1 ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR OR ACQUIRING CORPORATION. In the event of (a) a dissolution or liquidation of the Company,
(b) a merger or consolidation in which the Company is not the surviving corporation (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder which merges with the Company in such merger, or which owns or controls another corporation which merges, with the Company in such merger) cease to own their shares or other equity interests in the Company, or (d) the sale of all or substantially all of the assets of the Company, any or all outstanding Awards may be assumed, converted or replaced by the successor or acquiring corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor or acquiring corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor or acquiring corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Section 17.1. In the event such successor or acquiring corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this
Section 17.1, then notwithstanding any other provision in this Plan to the contrary, the vesting of such Awards will expire on such transaction at such time and on such conditions as the Board will determine.

         17.2 OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any transaction described in Section 17.1 hereof, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

         17.3 ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company's award or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.


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    18.  ADOPTION AND SHAREHOLDER APPROVAL. This Plan will become effective on the date that it is adopted by the Board (the "EFFECTIVE DATE"). This Plan will be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of this Plan;
(b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company; (c) in the event that initial shareholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares issued hereunder shall be rescinded; and (d) Awards granted pursuant to an increase in the number of Shares approved by the Board which increase is not timely approved by shareholders shall be canceled, any Shares issued pursuant to any such Awards shall be canceled, and any purchase of Shares subject to any such Award shall be rescinded. In the event that initial shareholder approval is not obtained within twelve (12) months before or after the date this Plan is adopted by the Board, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled and any purchase of Shares hereunder will be rescinded.

    19. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of shareholder approval. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of California.

    20. AMENDMENT OR TERMINATION OF PLAN. Subject to Section 5.9 hereof, the Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the California Corporations Code or the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

    21. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

    22. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

         "AWARD" means any award under this Plan, including any Option or Restricted Stock Award.

         "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means Termination because of (i) any willful material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Participant's conviction for, or guilty plea to, a felony or a crime involving moral turpitude, any willful perpetration by the Participant of a common law fraud, (ii) the Participant's commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (iii) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent or Subsidiary of the Company and the Participant regarding the terms of the Participant's service as an employee, director or consultant to the Company or a Parent or Subsidiary of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, director or consultant of the Company or a Parent or Subsidiary of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company and the Participant, (iv) Participant's disregard of the policies of the Company or any Parent or Subsidiary of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, or (v) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMITTEE" means the committee appointed by the Board to administer this Plan, or if no committee is appointed, the Board.

         means Silicon Image, Inc., or any successor corporation.

         "DISABILITY" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

         "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

         "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

          (a) if such Common Stock is then quoted on the NASDAQ National Market System, its last reported sale price on the NASDAQ National Market System or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

         (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

         (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market System nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

         (d) if none of the foregoing is applicable, by the Committee in good faith.

         "OPTION" means an award of an option to purchase Shares pursuant to
Section 5 hereof.

         "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "PARTICIPANT" means a person who receives an Award under this Plan.

         "PLAN" means this Silicon Image, Inc. 1995 Equity Incentive Plan, as amended from time to time.

         "PURCHASE PRICE" means the price at which a Participant may purchase Restricted Stock

         "RESTRICTED STOCK" means Shares purchased pursuant to a Restricted Stock Award.

         "RESTRICTED STOCK AWARD" means an award of Shares pursuant to
Section 6 hereof.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 17 hereof, and any successor security.

         "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. A

Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days unless reinstatement (or, in the case of an employee with an ISO, reemployment) upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated in writing. In the case of any Participant on (i) sick leave,
(ii) military leave or (iii) an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

         "UNVESTED SHARES" means "Unvested Shares" as defined in the Award Agreement.

         "VESTED SHARES" means "Vested Shares" as defined in the Award
Agreement.

     [First Form of Stock Option Agreement (option exercisable as it vests)]

                                                                          NO. __
                               SILICON IMAGE, INC.

                           1995 EQUITY INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

              This Stock Option Agreement ("AGREEMENT") is made and entered into as of the date of grant set forth below (the "DATE OF GRANT") by and between Silicon Image, Inc., a California corporation (the "COMPANY"), and the participant named below ("PARTICIPANT"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 1995 Equity Incentive Plan (the "PLAN").

PARTICIPANT:
                                    -------------------------------------------
SOCIAL SECURITY NUMBER:
                                    -------------------------------------------
ADDRESS:
                                    -------------------------------------------

                                    -------------------------------------------
TOTAL OPTION SHARES:
                                    -------------------------------------------
EXERCISE PRICE PER SHARE:
                                    -------------------------------------------
DATE OF GRANT:
                                    -------------------------------------------
FIRST VESTING DATE:
                                    -------------------------------------------
EXPIRATION DATE:
                                    -------------------------------------------
TYPE OF STOCK OPTION
(CHECK ONE):                                  [  ] INCENTIVE STOCK OPTION
                                              [  ] NONQUALIFIED STOCK OPTION


              1. GRANT OF OPTION. The Company hereby grants to Participant an option (the "OPTION") to purchase the total number of shares of Common Stock of the Company set forth above (the "SHARES") at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

              2.   EXERCISE PERIOD.

                   2.1 EXERCISE PERIOD OF OPTION. Provided Participant continues to provide services to the Company throughout the specified period, the Option will become exercisable with respect to ____________ of the Shares on the First Vesting Date and thereafter at the end of each ____________ full succeeding month period the Option shall become exercisable as to an additional ____________ of the Shares.

                   2.2 EXPIRATION. The Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date; pROVIDED, that for Participants other than key employees, executive managers and sales personnel, the Option will become fully exercisable within 5 years from the Date of Grant with at least 20% of the total shares first becoming exercisable at the end of each of the five years.

              3.   TERMINATION.

                   3.1 TERMINATION FOR ANY REASON EXCEPT DEATH OR DISABILITY. If Participant is Terminated for any reason, except death or Disability, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the date of Termination, may be exercised by Participant no later than ninety (90) days after the date of Termination, but in any event no later than the Expiration Date.

                   3.2 TERMINATION BECAUSE OF DEATH OR DISABILITY. If Participant is Terminated because of death or Disability of Participant, the Option, to the extent that it is exercisable by Participant on the date of Termination, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the date of Termination, but in any event no later than the Expiration Date.

                   3.3 NO OBLIGATION TO EMPLOY. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company, or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

              4.   MANNER OF EXERCISE.

                   4.1 STOCK OPTION EXERCISE AGREEMENT. To exercise this Option, Participant (or in the case of exercise after Participant's death, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as EXHIBIT A, or in such other form as may be approved by the Company from time to time (the "EXERCISE AGREEMENT"), which shall set forth, INTER ALIA, Participant's election to exercise the Option, the number of Shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

                   4.2 LIMITATIONS ON EXERCISE. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

                   4.3 PAYMENT. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:

                  (a) by cancellation of indebtedness of the Company to the Participant;

                  (b) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the open public market; and (3) are clear of all liens, claims, encumbrances or security interests;

                  (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code, PROVIDED, HOWEVER, Participants who are not employees of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

                  (d) by waiver of compensation due or accrued to Participant for services rendered;

                  (e) provided that a public market for the Company's stock exists, (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company, OR (2) through a -- "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

                  (f)      by any combination of the foregoing.

                   4.4 TAX WITHHOLDING. Prior to the issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable federal or state withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

                   4.5 ISSUANCE OF SHARES. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

              5. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, and (2) the date one year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

              6. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

              7. NONTRANSFERABILITY OF OPTION. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

              8. TAX CONSEQUENCES. Set forth below is a brief summary as of the Date of Grant of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

                   8.1 EXERCISE OF ISO. If the Option qualifies as an ISO, there will be no regular federal or California income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal income tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

                   8.2 EXERCISE OF NONQUALIFIED STOCK OPTION. If the Option does not qualify as an ISO, there may be a regular federal and California income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                   8.3 DISPOSITION OF SHARES. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of the Option (and, in the case of an ISO, are disposed of more than two years after the Date of Grant), any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within one year of exercise or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

              9. PRIVILEGES OF STOCK OWNERSHIP. Participant shall not have any of the rights of a shareholder with respect to any Shares until Participant exercises the Option and pays the Exercise Price.

              10. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

              11. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

              12. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested);

one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by rapifax or telecopier.

              13. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

              14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

              15. ACCEPTANCE. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

              IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Participant has executed this Agreement in duplicate as of the Effective Date.

SILICON IMAGE, INC.                                PARTICIPANT

By: ____________________________________           ____________________________
           [President]                                [Participant]

                 [First Form of Stock Option Exercise Agreement
                      (for option exercisable as it vests)]

                               SILICON IMAGE, INC.

                           1995 EQUITY INCENTIVE PLAN

                         STOCK OPTION EXERCISE AGREEMENT

    This Exercise Agreement is made and entered into as of ______________, 19___ (the "EFFECTIVE DATE") by and between Silicon Image, Inc., a California corporation (the "COMPANY"), and the purchaser named below (the "PURCHASER"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 1995 Equity Incentive Plan (the "PLAN").


PURCHASER:                             ______________________________________

SOCIAL SECURITY NUMBER:                ______________________________________

ADDRESS:                               ______________________________________

                                       ______________________________________

TOTAL NUMBER OF SHARES:                ______________________________________

PURCHASE PRICE PER SHARE:              ______________________________________

TOTAL PURCHASE PRICE:                  ______________________________________

OPTION NO. ___ DATE OF GRANT:          ______________________________________

TYPE OF OPTION:                        /  /  INCENTIVE STOCK OPTION
                                       /  /  NONQUALIFIED STOCK OPTION

    1.   EXERCISE OF OPTION.

         1.1 EXERCISE. Pursuant to exercise of that certain option ("OPTION") granted to Purchaser under the Plan and subject to the terms and conditions of this Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the total number of shares set forth above ("SHARES") of the Company's Common Stock at a purchase price per share set forth above for a total purchase price set forth above (the "PURCHASE PRICE"). As used in this Agreement, the term "SHARES" refers to the Shares purchased under this Exercise Agreement and includes all securities received
(a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

         1.2 TITLE TO SHARES. The exact spelling of the name(s) under which Purchaser will take title to the Shares is:

         ____________________________________________________________________
         ____________________________________________________________________

Purchaser desires to take title to the Shares as follows:

    / / Individual, as separate property
    / / Husband and wife, as community property
    / / Joint Tenants
    / / Alone or with spouse as trustee(s) of the
         following trust (including date):
         ____________________________________________________________________
         ____________________________________________________________________
    / / Other; please specify:_______________________________________________
         ____________________________________________________________________

         1.3 PAYMENT. Purchaser hereby delivers payment of the Purchase Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

    / / in cash in the amount of $____________, receipt of which is acknowledged by the Company;

    / / by cancellation of indebtedness of the Company to Purchaser in the amount of $__________;

    / / by delivery of _________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Purchaser for at least six (6) months prior to the date hereof which have been paid for within the meaning of SEC Rule 144, if purchased by use of a promissory note, such note has been fully paid with respect to such vested shares), or obtained by Purchaser in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $___________ per share;

    / / by tender of a Full Recourse Promissory Note in the principal amount of $__________, secured by a Pledge Agreement of even date herewith;

    / / by the waiver hereby of compensation due or accrued for services rendered in the amount of $_________.

    2.   DELIVERY.

         2.1 DELIVERIES BY PURCHASER. Purchaser hereby delivers to the Company (i) this Exercise Agreement, (ii) if Purchaser is married, a Consent of Spouse in the form of EXHIBIT 1 attached hereto (the "SPOUSE CONSENT") executed by Purchaser's spouse, and (iii) the Purchase Price.

         2.2 DELIVERIES BY THE COMPANY. Upon its receipt of the Purchase Price and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser.

    3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

         3.1 AGREES TO TERMS OF THE PLAN. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

         3.2 PURCHASE FOR OWN ACCOUNT FOR INVESTMENT. Purchaser is purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT"). Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

         3.3 ACCESS TO INFORMATION. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

         3.4 UNDERSTANDING OF RISKS. Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (E.G., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

         3.5 NO GENERAL SOLICITATION. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

    4.   COMPLIANCE WITH SECURITIES LAWS.

         4.1 COMPLIANCE WITH FEDERAL SECURITIES LAWS. Purchaser understands and acknowledges that the Shares have not been registered with the Securities and Exchange Commission ("SEC") under the Securities Act and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the Securities Act pursuant to (the Company will check the applicable box):

    / / the exemption provided by SEC Rule 701;
    / / the exemption provided by SEC Rule 504;
    / / Section 4(2) of the Securities Act;
    / / other: ____________________________.

         4.2 COMPLIANCE WITH CALIFORNIA SECURITIES LAWS. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

    5.   RESTRICTED SECURITIES.

         5.1 NO TRANSFER UNLESS REGISTERED OR EXEMPT. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

         5.2 SEC RULE 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of two years, and in certain cases three years, after they have been purchased AND PAID FOR (within the meaning of Rule 144), before they may be resold under Rule 144. Purchaser understands that Shares paid for with a Note may not be deemed to be fully "paid for" within the meaning of Rule 144 unless certain conditions are met and that, accordingly, the Rule 144 holding period of such Shares may not begin to run until such Shares are fully paid for within the meaning of Rule 144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

         5.3 SEC RULE 701. The Shares may become freely tradeable by non-affiliates if issued pursuant to SEC Rule 701 promulgated under the Securities Act (under limited conditions regarding the method of sale) 90 days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in
Section 7 of this Exercise Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

         5.4 STATE LAW RESTRICTIONS ON TRANSFER. Purchaser understands that transfer of the Shares may be restricted by Section 260.141.11 of the Rules of the California Commissioner of Corporations, a copy of which is attached hereto as EXHIBIT 2, and that the certificate(s) representing the Shares may bear a legend to that effect.

    6.   RESTRICTIONS ON TRANSFERS.

         6.1 DISPOSITION OF SHARES. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Agreement) unless and until:

         (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

         (b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;

         (c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate action necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) has been taken; and

         (d) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Commissioner Rules identified in Section 4.2.

         6.2 RESTRICTION ON TRANSFER. Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company's Right of First Refusal, except as permitted by this Agreement.

         6.3 TRANSFEREE OBLIGATIONS. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred shares are subject to (i) the Company's Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 7, to the same extent such shares would be so subject if retained by the Purchaser.

    7. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify.

    8.   COMPANY'S RIGHT OF FIRST REFUSAL. Before any Shares held by
Purchaser or any transferee of such Shares (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Shares to be sold or transferred (the "OFFERED SHARES") on the terms and conditions set forth in this Section (the "RIGHT OF FIRST REFUSAL").

         8.1 NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name of each proposed bona fide purchaser or other transferee ("PROPOSED TRANSFEREE"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "OFFERED PRICE"); and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section.

         8.2    EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within thirty
(30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all of the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.

         8.3 PURCHASE PRICE. The purchase price for the Offered Shares purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the value of such non-cash consideration as determined in good faith by the Company's Board of Directors.

         8.4 PAYMENT. Payment of the purchase price for Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

         8.5 HOLDER'S RIGHT TO TRANSFER. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, PROVIDED that such sale or other transfer is consummated within 120 days after the date of the Notice, and PROVIDED FURTHER, that (i) any such sale or other transfer is effected in compliance with all applicable securities laws and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

         8.6 EXEMPT TRANSFERS. Notwithstanding anything to the contrary in this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "immediate family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "IMMEDIATE FAMILY" will mean Purchaser's spouse, the lineal descendant or antecedent, father, mother, brother or sister, adopted child or grandchild of the Purchaser or the Purchaser's spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser or the Purchaser's spouse.

         8.7 TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal will terminate as to all Shares on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan).

    9. RIGHTS AS SHAREHOLDER. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Purchaser delivers payment of the Purchase Price until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal. Upon an exercise of the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

    10.  RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

         10.1 LEGENDS. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE, TRANSFER, AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF

    THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

    The California Commissioner of Corporations may require that the following legend also be placed upon the share certificate(s) evidencing ownership of the Shares:

    IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

         10.2 STOP-TRANSFER INSTRUCTIONS. Purchaser agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

         10.3 REFUSAL TO TRANSFER. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

    11. TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF THE SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY OR IF PURCHASER IS AN INSIDER SUBJECT TO SECTION 16(b) OF THE EXCHANGE ACT, PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH PURCHASER'S TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE. Set forth below is a brief summary as of the date of this Exercise Agreement of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXECUTING THIS OPTION OR DISPOSING OF THE SHARES.

         11.1 EXERCISE OF INCENTIVE STOCK OPTION. If the Option qualifies as an incentive stock option, there will be no regular federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Purchase
Price Per Share will be treated as a tax preference item for federal income tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.

         11.2 EXERCISE OF NONQUALIFIED STOCK OPTION. If the Option does not qualify as an incentive stock option, there may be a regular federal income tax liability and a California income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Purchase Price Per Share. The Company will be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

         11.3 DISPOSITION OF SHARES. If the Shares are held for more than twelve months after the date of the transfer of the Shares pursuant to the exercise of the Option (and, in the case of an ISO, are disposed of more than two years after the Option Date of Grant), any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within one year of exercise or within two years after the Option Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the fair market value of the Shares on the date of exercise over the Purchase Price Per Share. The Company will be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

    12. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

    13. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement, including its rights to repurchase Shares under the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

    14. GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

    15. NOTICES. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by rapifax or telecopier.

    16. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

    17. HEADINGS. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

    18. ENTIRE AGREEMENT. The Plan and this Agreement, together with all its Exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

    IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Purchaser has executed this Agreement in duplicate as of the Effective Date.


SILICON IMAGE, INC.                        PURCHASER

By:____________________________________    __________________________________

_______________________________________    __________________________________
(Please print Name)                        (Please print Name)

                                LIST OF EXHIBITS


Exhibit 1:      Spouse Consent

Exhibit 2:      California Commissioner Rule 260.141.11

                                    EXHIBIT 1

                                 SPOUSE CONSENT


         The undersigned spouse of Purchaser has read, understands, and hereby approves the Stock Option Exercise Agreement between Purchaser and the Company (the "Agreement"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Date:______________________                      ______________________________
                                                 Purchaser's Spouse

                                      Address:   ______________________________

                                                 ______________________________

                                    EXHIBIT 2

                     CALIFORNIA COMMISSIONER RULE 260.141.11

(a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

(b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

(1)     to the issuer;

(2)     pursuant to the order or process of any court;

(3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules:

(4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

(5)     to holders of securities of the same class of the same issuer;

(6)     by way of gift or donation intervivos or on death;

(7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

(8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

(9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

(10) by way of a sale qualified under Section 25111, 25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

(11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

(12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

(13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

(14) to the State Controller pursuant to the Unclaimed Property Law or the administrator of the unclaimed property law of another state; or

(15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule,
        (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

(16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

(17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirements of
        Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

(c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

    IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFORE, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                          AMENDMENT TO SILICON IMAGE, INC.

                 1995 EQUITY INCENTIVE PLAN STOCK OPTION AGREEMENT


          This Amendment to the Silicon Image, Inc. 1995 Equity Incentive Plan Stock Option Agreement (the "AMENDMENT") is dated as of ____________, _____ and is entered into by and between Silicon Image, Inc., a California corporation (the "COMPANY"), and ___________ ("PARTICIPANT"). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

                              R  E  C  I  T  A  L  S:

     WHEREAS, the Company and Participant entered into a Silicon Image, Inc. 1995 Equity Incentive Plan Stock Option Agreement No. ______ (the "AGREEMENT") on __________, 199__ whereby the Company granted to Participant an option (the "OPTION") to purchase shares of Common Stock of the Company (the "SHARES").

     WHEREAS, the Agreement provided that the Option shall become exercisable as it vests.

     WHEREAS, the Company and Participant wish to amend the Agreement to provide that the Option shall be immediately exercisable subject to a right of repurchase on behalf of the Company for any Unvested Shares.

     NOW, THEREFORE, THE PARTIES HEREBY AGREES AS FOLLOWS:

          1. AMENDMENT TO SECTION 2.1. Section 2.1 of the Agreement is hereby amended and restated in its entirety as follows:

                    "2.1 EXERCISE PERIOD OF OPTION. This Option is immediately exercisable although the Shares issued upon exercise of this Option will be subject to restrictions and Repurchase Options set forth in Sections 8 and 9 below. Provided Participant continues to provide services to the Company or any Subsidiary or Parent of the Company, the Option shall become vested as to portions of the Shares as follows: [INSERT VESTING
                    FROM AGREEMENT HERE]. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month this Option shall become vested in full for the remainder of the Shares.
                    Unvested Shares may not be sold or otherwise transferred by Participant without the Company's prior written consent. Notwithstanding any provision in this Plan or this Agreement to the contrary, Options for Unvested Shares (as described in Section 2.2 of this Agreement) will not be exercisable on or after Participant's Termination Date."

          2. AMENDMENT TO SECTION 8. Section 8 of the Agreement is hereby amended and restated in its entirety as follows:

               8. "COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase Participant's Unvested Shares (as defined in
               Section 2.2 of this Agreement) on the terms and conditions set forth in the Exercise Agreement (the
               "REPURCHASE OPTION") if Participant is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation Participant's death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain unexercised."

          3. AMENDMENT TO SECTION 9. Section 9 of the Agreement is hereby amended by adding a new first sentence as follows:

               "Unvested shares may not be sold or otherwise transferred by Participant without the Company's prior written consent."

          4. AMENDMENT TO SECTION 10. Section 10 of the Agreement is amended by adding a new Section 10.4 as follows:

               "10.4.    SECTION 83(B) ELECTION FOR UNVESTED SHARES.  With
               respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Participant with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), WITHIN 30 DAYS of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Participant, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares."

          5. AMENDMENT TO SECTION 15. Section 15 of the Agreement is hereby amended and restated in its entirety as follows:

               "15. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement including its rights to purchase Shares under the Repurchase Option and the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns."

          6. REVISED STOCK OPTION EXERCISE AGREEMENT. Attached hereto as EXHIBIT A is a revised Stock Option Exercise Agreement to be executed in connection with Participant's exercise of the Option pursuant to the provisions of Section 4 of the Agreement.

          7. GOVERNING LAW. This Amendment will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of laws pertaining to conflict of laws.

          8. NO OTHER CHANGES. Accept as amended as set forth in this Amendment, all other provisions of the Agreement shall continue in full force and effect.

          9. AGREEMENT IN FORCE. The parties hereto hereby confirm and agree that the Agreement, as amended hereby, is, and shall continue to be, in full force and effect and is hereby reaffirmed and ratified in all respects.

          10. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed on the day and year first above written.


SILICON IMAGE, INC.                          PARTICIPANT


By:  ________________________                ___________________________

Name: ________________________

Title:________________________

                                                                      NO._____

                                SILICON IMAGE, INC.

                             1995 EQUITY INCENTIVE PLAN

                          STOCK OPTION EXERCISE AGREEMENT

     This Stock Option Exercise Agreement (the "EXERCISE AGREEMENT") is made and entered into as of _________________________, 19___ (the "EFFECTIVE DATE") by
and between Silicon Image, Inc., a California corporation (the "COMPANY"), and the purchaser named below (the "PURCHASER"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 1995 Equity Incentive Plan, as amended (the "PLAN").

PURCHASER:                      _______________________________________________

                                _______________________________________________

SOCIAL SECURITY NUMBER:         _______________________________________________

ADDRESS:                        _______________________________________________

                                _______________________________________________

TOTAL OPTION SHARES:            _______________________________________________

EXERCISE PRICE PER SHARE:       _______________________________________________

DATE OF GRANT:                  _______________________________________________

FIRST VESTING DATE:             _______________________________________________

EXPIRATION DATE:                _______________________________________________
                                (Unless earlier terminated under Section 5.6
                                                of the Plan)
TYPE OF STOCK OPTION
(CHECK ONE):                    [ ] INCENTIVE STOCK OPTION
                                [ ] NONQUALIFIED STOCK OPTION

     1.   EXERCISE OF OPTION.

          1.1 EXERCISE. Pursuant to exercise of that certain option (the "OPTION") granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the "SHARES") of the Company's Common Stock at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"). As used in this Exercise Agreement, the term "SHARES" refers to the Shares purchased under this Exercise Agreement and includes all securities received (i) in replacement of the Shares, (ii) as a result of stock dividends or stock splits with respect to the Shares, and (iii) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

          1.2 TITLE TO SHARES. The exact spelling of the name(s) under which Purchaser will take title to the Shares is:

               ________________________________________________________________

               ________________________________________________________________

          Purchaser desires to take title to the Shares as follows:

               [  ] Individual, as separate property

               [  ] Husband and wife, as community property

               [  ] Joint Tenants

               [  ] Other; please specify:_____________________________________

          1.3 PAYMENT. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

               [ ] in cash (by check) in the amount of $____________, receipt of which is acknowledged by the Company;

               [ ] by cancellation of indebtedness of the Company owed to Purchaser in the amount of $_______________;

               [ ] by delivery of _________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Purchaser for at least six (6) months prior to the date hereof which have been paid for within the meaning of SEC Rule 144, (if purchased by use of a promissory note, such note has been fully paid with respect to such vested shares), or obtained by Purchaser in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $___________ per share;

               [ ] by tender of a Full Recourse Promissory Note in the principal amount of $__________, having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code and secured by a Pledge Agreement herewith; provided, however, that Purchasers who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

               [ ] by the waiver hereby of compensation due or accrued for services rendered in the amount of $_________.

     2.   DELIVERY.

          2.1 DELIVERIES BY PURCHASER. Purchaser hereby delivers to the Company (i) this Exercise Agreement, (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of EXHIBIT 1 attached hereto (the "STOCK POWERS"), both executed by Purchaser (and Purchaser's spouse, if any), (iii) if Purchaser is married, a Consent of Spouse in the form of
EXHIBIT 2 attached hereto (the "SPOUSE CONSENT") executed by Purchaser's spouse, and (iv) the Exercise Price and payment or other provision for any applicable tax obligations in the form of a "Check", a copy of which is attached hereto as
EXHIBIT 3.

          2.2 DELIVERIES BY THE COMPANY. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser to be placed in escrow as provided in Section 11 until expiration or termination of the Company's Repurchase Option and Right of First Refusal described in Sections 8, 9 and 10.

     3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

          3.1 AGREES TO TERMS OF THE PLAN. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

          3.2 PURCHASE FOR OWN ACCOUNT FOR INVESTMENT. Purchaser is purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

          3.3 ACCESS TO INFORMATION. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

          3.4 UNDERSTANDING OF RISKS. Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (E.G., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

          3.5 NO GENERAL SOLICITATION. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

     4.   COMPLIANCE WITH SECURITIES LAWS.

          4.1 COMPLIANCE WITH U.S. FEDERAL SECURITIES LAWS. Purchaser understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the Securities Act pursuant to the exemption provided by SEC Rule 701.

          4.2 COMPLIANCE WITH CALIFORNIA SECURITIES LAWS. THE PLAN, THE STOCK OPTION AGREEMENT, AND THIS EXERCISE AGREEMENT ARE INTENDED TO COMPLY WITH
SECTION 25102(o) OF THE CALIFORNIA CORPORATIONS CODE AND ANY RULES (INCLUDING COMMISSIONER RULES, IF APPLICABLE) OR REGULATIONS PROMULGATED THEREUNDER BY THE CALIFORNIA DEPARTMENT OF CORPORATIONS (THE "REGULATIONS"). ANY PROVISION OF THIS EXERCISE AGREEMENT WHICH IS INCONSISTENT WITH SECTION 25102(o) SHALL, WITHOUT FURTHER ACT OR AMENDMENT BY THE COMPANY OR THE BOARD, BE REFORMED TO COMPLY WITH THE REQUIREMENTS OF SECTION 25102(o). THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

     5.   RESTRICTED SECURITIES.

          5.1 NO TRANSFER UNLESS REGISTERED OR EXEMPT. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

          5.2 SEC RULE 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one
(1) year, and in certain cases two (2) years, after they have been purchased AND PAID FOR (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

          5.3 SEC RULE 701. The Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act and may become freely tradeable by non-affiliates (under limited conditions regarding the method of sale) ninety
(90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in
Section 7 of this Exercise Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

     6.   RESTRICTIONS ON TRANSFERS.

          6.1 DISPOSITION OF SHARES. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:

               (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

               (b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;

               (c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that
(i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) have been taken; and

               (d) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Regulations referred to in Section 4.2 hereof.

          6.2 RESTRICTION ON TRANSFER. Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company's Repurchase Option or the Company's Right of First Refusal described below, except as permitted by this Exercise Agreement.

          6.3 TRANSFEREE OBLIGATIONS. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to: (i) both the Company's Repurchase Option and the

Company's Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 7 hereof, to the same extent such Shares would be so subject if retained by the Purchaser.

     7. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify. Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.

     8. COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase Purchaser's Unvested Shares (as defined in Section 2.2 of the Stock Option Agreement) on the terms and conditions set forth in this Section (the "REPURCHASE OPTION") if Purchaser is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation Purchaser's death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain unexercised.

          8.1 TERMINATION AND TERMINATION DATE. In case of any dispute as to whether Purchaser is Terminated, the Committee shall have discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the "TERMINATION DATE").

          8.2 EXERCISE OF REPURCHASE OPTION. At any time within ninety (90) days after the Purchaser's Termination Date (or, in the case of securities issued upon exercise of an Option after the Purchaser's Termination Date, within ninety (90) days after the date of such exercise), the Company, or its assignee, may elect to repurchase the Purchaser's Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option.

          8.3 CALCULATION OF REPURCHASE PRICE FOR UNVESTED SHARES. The Company or its assignee shall have the option to repurchase from Purchaser (or from Purchaser's personal representative as the case may be) the Unvested Shares at the Purchaser's Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section
2.2 of the Plan (the "REPURCHASE PRICE").

          8.4 PAYMENT OF REPURCHASE PRICE. The Repurchase Price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness owed by Purchaser to the Company or such assignee, or by any combination thereof. The Repurchase Price shall be paid without interest within sixty (60) days after exercise of the Repurchase Option.

          8.5 RIGHT OF TERMINATION UNAFFECTED. Nothing in this Exercise Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Purchaser's employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without Cause.

     9. COMPANY'S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred by Purchaser without the Company's prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Vested Shares (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred by gift (including without limitation any transfer by (i) an assignment of any Shares for the benefit of creditors of the Holder,
(ii) a transfer by operation of law, (iii) an execution of judgment against the Shares or the acquisition of record or beneficial ownership of Shares by a lender or creditor, (iv) a transfer by will or under the laws of descent and distribution, (v) a transfer pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for bona fide estate planning purposes) under which any Shares are transferred or awarded to the spouse of the Holder or are required to be sold, or (vi) a transfer resulting from the filing by the Holder of a petition for relief or the filing of an involuntary petition against Holder, under the bankruptcy laws of the United States or of any other nation (each instance referred to hereafter as the "INVOLUNTARY TRANSFER")), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred (the "OFFERED SHARES") on the terms and conditions set forth in this Section (the
"RIGHT OF FIRST REFUSAL").

          9.1 NOTICE OF PROPOSED TRANSFER. In the event the Holder proposes to transfer any Vested Shares, other than by an Involuntary Transfer, the Holder of the Offered Shares shall deliver to the Company a written notice (the "VOLUNTARY TRANSFER NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name of each proposed bona fide purchaser or other transferee (the "PROPOSED TRANSFEREE"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "OFFERED PRICE"); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company's Right of First Refusal at the Offered Price as provided for in this Exercise Agreement. In the event of any Involuntary Transfer of any Vested Shares, the Holder shall deliver to the Company a written notice (the "INVOLUNTARY TRANSFER NOTICE") stating: (i) the number of Shares subject to the Involuntary Transfer, (ii) the manner, circumstances and date of the Involuntary Transfer, and (iii) the name and address of the Holder and transferee. If the Company subsequently requests additional information concerning the Involuntary Transfer or transferee, Holder agrees to promptly provide the requested information to the Company.

          9.2  EXERCISE OF RIGHT OF FIRST REFUSAL.  At any time within thirty
(30) days after the date of the Voluntary Transfer Notice or the Involuntary Transfer Notice (either being sometimes referred to herein as the "NOTICE"), the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.

          9.3 PURCHASE PRICE. The purchase price for the Offered Shares purchased under this Section will be the Offered Price. If no price or other legal consideration is to be paid for the Shares, the transfer will be referred to as a "DONATIVE TRANSFER". If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the present Fair Market Value of such non-cash consideration as conclusively determined in good faith by the Board of Directors of the Company. In the case of a Donative Transfer or an Involuntary Transfer, the Offered Price to be paid to the Holder by the Company or its assignee will be the Fair Market Value on the proposed transfer date, as conclusively determined in good faith by the Board of Directors of the Company.

          9.4 PAYMENT. Payment of the Offered Price will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The Offered Price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

          9.5 HOLDER'S RIGHT TO TRANSFER. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, PROVIDED (i) that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such one hundred twenty (120) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          9.6 EXEMPT TRANSFERS. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "Immediate Family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "IMMEDIATE FAMILY" will mean Purchaser's spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser's spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser or the Purchaser's spouse.

          9.7 TERMINATION OF RIGHT OF FIRST REFUSAL. The Company's Right of First Refusal will terminate when the Company's securities become publicly traded.

    10. RIGHTS AS A SHAREHOLDER. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

    11. ESCROW. As security for Purchaser's faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the "ESCROW HOLDER"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal.

    12.   RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

          12.1 LEGENDS. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE

               SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM
               AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, [INCLUDING THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S)] AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS INCLUDING THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          12.2 STOP-TRANSFER INSTRUCTIONS. Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          12.3 REFUSAL TO TRANSFER. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

    13. TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS: (i) THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER THAT PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (ii) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF UNVESTED SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY, PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH PURCHASER'S OWN TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE WHICH MUST BE FILED WITHIN THIRTY
(30) DAYS OF THE PURCHASE OF SHARES TO BE EFFECTIVE. Set forth below is a brief summary as of the date the Plan was adopted by the Board of some of the U.S. Federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          13.1 EXERCISE OF INCENTIVE STOCK OPTION. If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.

          13.2 EXERCISE OF NONQUALIFIED STOCK OPTION. If the Option does not qualify as an ISO, there may be a regular U.S. Federal income tax liability and a California income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is or was an employee of the Company, the Company may be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          13.3 DISPOSITION OF SHARES. The following tax consequences may apply upon disposition of the Shares.


               (a) INCENTIVE STOCK OPTIONS. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

               (b) NONQUALIFIED STOCK OPTIONS. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

               (c) WITHHOLDING. The Company may be required to withhold from the Purchaser's compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

          13.4 SECTION 83(B) ELECTION FOR UNVESTED SHARES. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), WITHIN 30 DAYS OF THE PURCHASE of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares. A form of Election under Section 83(b) is attached hereto as EXHIBIT 4 for reference.

    14. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

    15. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Agreement, including its rights to purchase Shares under the Repurchase Option and the Right of First Refusal. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

    16. GOVERNING LAW; SEVERABILITY. This Exercise Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

    17. NOTICES. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, (i) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), (ii) one (1) business day after its deposit with any return receipt express courier (prepaid), or (iii) one (1) business day after transmission by rapifax or telecopier.

    18. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

    19. HEADINGS. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. All references herein to Sections will refer to Sections of this Exercise Agreement.

    20. ENTIRE AGREEMENT. The Plan, the Stock Option Agreement and this Exercise Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

    IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in triplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in triplicate as of the Effective Date, indicated above.

SILICON IMAGE, INC.                        PURCHASER

By: ________________________________       ____________________________________
                                           (Signature)

____________________________________       ____________________________________
(Please print name)                        (Please print name)

____________________________________
(Please print title)








      [SIGNATURE PAGE TO SILICON IMAGE, INC. STOCK OPTION EXERCISE AGREEMENT]

                                LIST OF EXHIBITS


Exhibit 1:     Stock Power and Assignment Separate from Stock Certificate

Exhibit 2:     Spouse Consent

Exhibit 3:     Copy of Purchaser's Check

Exhibit 4:     Section 83(b) Election

                                   EXHIBIT 1

                           STOCK POWER AND ASSIGNMENT

                        SEPARATE FROM STOCK CERTIFICATE

                             STOCK POWER AND ASSIGNMENT
                          SEPARATE FROM STOCK CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No. ________ dated as of _______________, _____, (the "AGREEMENT"), the undersigned hereby sells, assigns and transfers unto _______________________________, __________ shares of the Common Stock of
Silicon Image, Inc., a California corporation (the "COMPANY"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ______ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:  _______________, _____


                                                PURCHASER
                                                _______________________________
                                                (Signature)

                                                _______________________________
                                                (Please Print Name)

                                                _______________________________
                                                (Spouse's Signature, if any)

                                                _______________________________
                                                (Please Print Spouse's Name)


INSTRUCTIONS TO PURCHASER: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares pursuant to its "REPURCHASE OPTION" and/or "RIGHT OF FIRST REFUSAL" set forth in the Exercise Agreement without requiring additional signatures on the part of the Purchaser or Purchaser's Spouse.

                                    EXHIBIT 2
                                 SPOUSE CONSENT

                                 SPOUSE CONSENT

     The undersigned spouse of ______________________________ (the "PURCHASER") has read, understands, and hereby approves the Stock Option Exercise Agreement between Purchaser and the Company (the "AGREEMENT"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Date: ________________________

                                                _______________________________
                                                Print Name of Purchaser's Spouse

                                                _______________________________
                                                Signature of Purchaser's Spouse

                                      Address:  _______________________________

                                                _______________________________

                                                _______________________________

                                   EXHIBIT 3

                           COPY OF PURCHASER'S CHECK

                                   EXHIBIT 4

                              SECTION 83(B) ELECTION

        ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income or (3) disqualifying disposition gross income, as the case may be.

1.   TAXPAYER'S NAME:                           _______________________________

     TAXPAYER'S ADDRESS:                        _______________________________

                                                _______________________________

     SOCIAL SECURITY NUMBER:                    _______________________________


2. The property with respect to which the election is made is described as follows: _______ shares of Common Stock of Silicon Image, Inc., a California corporation (the "COMPANY") which were transferred upon exercise of an option by Company, which is Taxpayer's employer or the corporation for whom the Taxpayer performs services.

3. The date on which the shares were transferred pursuant to the exercise of the option was ____________________, _____ and this election is made for calendar year _____.

4. The shares received upon exercise of the option are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $_____ per share at the time of exercise of the option.

6. The amount paid for such shares upon exercise of the option was $_____ per share.

7.   The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:__________________________        _______________________________________
                                        Taxpayer's Signature

    [Second Form of Stock Option Agreement (immediately exercisable option)]

                                                                     NO. _______

                               SILICON IMAGE, INC.

                           1995 EQUITY INCENTIVE PLAN

                             STOCK OPTION AGREEMENT


                  This Stock Option Agreement (the "AGREEMENT") is made and entered into as of the date of grant set forth below (the "DATE OF GRANT") by and between Silicon Image, Inc., a California corporation (the "COMPANY"), and the participant named below (the "PARTICIPANT"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 1995 Equity Incentive Plan, as amended (the "PLAN").

PARTICIPANT:                    ______________________________________________
SOCIAL SECURITY NUMBER:         ______________________________________________
ADDRESS:                        ______________________________________________
                                ______________________________________________
TOTAL OPTION SHARES:            ______________________________________________
EXERCISE PRICE PER SHARE:       $_____________________________________________
DATE OF GRANT:                  ______________________________________________
FIRST VESTING DATE:             ______________________________________________
EXPIRATION DATE:                ______________________________________________
                                (unless earlier terminated under Section 5.6
                                 of the Plan)
TYPE OF STOCK OPTION
(CHECK ONE):                    [ ] INCENTIVE STOCK OPTION
                                [ ] NONQUALIFIED STOCK OPTION


                1. GRANT OF OPTION. The Company hereby grants to Participant an option (this "OPTION") to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (the "SHARES") at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an "incentive stock option" (the "ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

                2.      EXERCISE PERIOD.

                        2.1 EXERCISE PERIOD OF OPTION. This Option is immediately exercisable although the Shares issued upon exercise of the Option will be subject to the restrictions on transfer and Repurchase Options set forth in Sections 7, 8 and 9 below. Provided Participant continues to provide services to the Company or to any Parent or Subsidiary of the Company, the

Shares issuable upon exercise of this Option will become vested with respect to one fourth (1/4) of the Shares on ________________ (the "FIRST VESTING DATE") and thereafter at the end of each full succeeding month after the First Vesting Date an additional one forty-eighth (1/48) of the Shares will become vested until the Shares are vested with respect to one hundred percent (100%) of the Shares. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month this Option shall become exercisable for the full remainder of the Shares. Unvested Shares may not be sold or otherwise transferred by Participant without the Company's prior written consent. Notwithstanding any provision in the Plan or this Agreement to the contrary, Options for Unvested Shares (as defined in Section 2.2 of this Agreement) will not be exercisable on or after Participant's Termination Date.

                        2.2 VESTING OF OPTIONS. Shares that are vested pursuant to the schedule set forth in Section 2.1 are "VESTED SHARES." Shares that are not vested pursuant to the schedule set forth in Section 2.1 are "UNVESTED SHARES."

                        2.3 EXPIRATION. The Option shall expire on the Expiration Date set forth above or earlier as provided in Section 3 below or pursuant to Section 5.6 of the Plan.

                3.      TERMINATION.

                        3.1 TERMINATION FOR ANY REASON EXCEPT DEATH, DISABILITY OR CAUSE. If Participant is Terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

                        3.2 TERMINATION BECAUSE OF DEATH OR DISABILITY. If Participant is Terminated because of death or Disability of Participant (or Participant dies within three (3) months of Termination when Termination is for any reason other than Participant's Disability or for Cause), the Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve (12) months after the Termination Date when the termination is for Participant's disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.

                        3.3 TERMINATION FOR CAUSE. If Participant is Terminated for Cause, then the Option will expire on Participant's Termination Date, or at such later time and on such conditions as are determined by the Committee.

                        3.4 NO OBLIGATION TO EMPLOY. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

                4.      MANNER OF EXERCISE.

                        4.1 STOCK OPTION EXERCISE AGREEMENT. To exercise this Option, Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as EXHIBIT A, or in such other form as may be approved by the Committee from time to time (the "EXERCISE AGREEMENT"), which shall set forth, INTER ALIA, (i) Participant's election to exercise the Option, (ii) the number of Shares being purchased, (iii) any restrictions imposed on the Shares and (iv) any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.

                        4.2 LIMITATIONS ON EXERCISE. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

                        4.3 PAYMENT. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:

                (a) by cancellation of indebtedness of the Company to the Participant;

                (b) by surrender of shares of the Company's Common Stock that (i) either (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by Participant in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests;

                (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

                (d) by waiver of compensation due or accrued to Participant for services rendered;

                (e) provided that a public market for the Company's stock exists: (i) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

                (f)     by any combination of the foregoing.

                        4.4 TAX WITHHOLDING. Prior to the issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

                        4.5 ISSUANCE OF SHARES. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

                5. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, and (ii) the date one (1) year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

                6. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan and this Agreement are intended to comply with Section 25102(o) of the California Corporations Code and any regulations relating thereto. Any provision of this Agreement which is inconsistent with Section 25102(o) or any regulations relating thereto shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o) and any regulations relating thereto. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

                7. NONTRANSFERABILITY OF OPTION. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant or in the event of Participant's incapacity, by Participant's legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

                8. COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase Participant's Unvested Shares (as defined in Section 2.2 of this Agreement) on the terms and conditions set forth in the Exercise Agreement (the "REPURCHASE OPTION") if Participant is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation Participant's death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain unexercised.

                9. COMPANY'S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred by Participant without the Company's prior written consent. Before any Vested Shares held by Participant or any transferee of such Vested Shares may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred on the terms and conditions set forth in the Exercise Agreement (the "RIGHT OF FIRST REFUSAL"). The Company's Right of First Refusal will terminate when the Company's securities become publicly traded.

                10. TAX CONSEQUENCES. Set forth below is a brief summary as of the Effective Date of the Plan of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

                        10.1 EXERCISE OF ISO. If the Option qualifies as an ISO, there will be no regular federal or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

                        10.2 EXERCISE OF NONQUALIFIED STOCK OPTION. If the Option does not qualify as an ISO, there may be a regular federal and California income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is a current or former employee of the Company, the Company may be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                        10.3 DISPOSITION OF SHARES. The following tax consequences may apply upon disposition of the Shares.

                                (a)     INCENTIVE STOCK OPTIONS. If the
Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

                                (b)     NONQUALIFIED STOCK OPTIONS. If the
Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

                                (c)     WITHHOLDING. The Company may be
required to withhold from the Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

                        10.4. SECTION 83(b) ELECTION FOR UNVESTED SHARES. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Participant with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), WITHIN 30 DAYS of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Participant, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.

                11. PRIVILEGES OF STOCK OWNERSHIP. Participant shall not have any of the rights of a shareholder with respect to any Shares until the Shares are issued to Participant.

                12. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

                13. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

                14. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: (i) personal delivery; (ii) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); (iii) one (1) business day after deposit with any return receipt express courier (prepaid); or (iv) one (1) business day after transmission by facsimile, rapifax or telecopier.

                15. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement including its rights to purchase Shares under the Repurchase Option and the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

                16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

                17. ACCEPTANCE. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

                IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in triplicate by its duly authorized representative and Participant has executed this Agreement in triplicate, effective as of the Date of Grant.


SILICON IMAGE, INC.                            PARTICIPANT

By:_______________________________             _______________________________
                                               (Signature)

__________________________________             _______________________________
(Please print name)                            (Please print name)

__________________________________
(Please print title)

                                    EXHIBIT A


                     FORM OF STOCK OPTION EXERCISE AGREEMENT

                 [Second Form of Stock Option Exercise Agreement
           (for exercise with cash of immediately exercisable option)]

                                                                        NO.___


                               SILICON IMAGE, INC.

                           1995 EQUITY INCENTIVE PLAN

                         STOCK OPTION EXERCISE AGREEMENT


         This Stock Option Exercise Agreement (the "EXERCISE AGREEMENT") is made and entered into as of _________________________, 19___ (the "EFFECTIVE DATE")
by and between Silicon Image, Inc., a California corporation (the "COMPANY"), and the purchaser named below (the "PURCHASER"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 1995 Equity Incentive Plan, as amended (the "PLAN").


PURCHASER:
                                 ----------------------------------------------

                                 ----------------------------------------------
SOCIAL SECURITY NUMBER:
                                 ----------------------------------------------
ADDRESS:
                                 ----------------------------------------------

                                 ----------------------------------------------
TOTAL OPTION SHARES:
                                 ----------------------------------------------
EXERCISE PRICE PER SHARE:
                                 ----------------------------------------------
DATE OF GRANT:
                                 ----------------------------------------------
FIRST VESTING DATE:
                                 ----------------------------------------------
EXPIRATION DATE:
                                 ----------------------------------------------
                                 (Unless earlier terminated under Section 5.6
                                 of the Plan)
TYPE OF STOCK OPTION
(CHECK ONE):                     [ ] INCENTIVE STOCK OPTION
                                 [ ] NONQUALIFIED STOCK OPTION


         1.       EXERCISE OF OPTION.

                  1.1 EXERCISE. Pursuant to exercise of that certain option (the "OPTION") granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the "SHARES") of the Company's Common Stock at the Exercise Price Per Share set forth above (the "EXERCISE Price"). As used in this Exercise Agreement, the term "SHARES" refers to the Shares purchased under this Exercise

Agreement and includes all securities received (i) in replacement of the Shares, (ii) as a result of stock dividends or stock splits with respect to the Shares, and (iii) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

                  1.2 TITLE TO SHARES. The exact spelling of the name(s) under which Purchaser will take title to the Shares is:

                        --------------------------------------------------------

                        --------------------------------------------------------

                  Purchaser desires to take title to the Shares as follows:

                        [  ] Individual, as separate property

                        [  ] Husband and wife, as community property

                        [  ] Joint Tenants

                        [  ] Other; please specify:____________________________


                  1.3 PAYMENT. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

                        [ ] in cash (by check) in the amount of $____________, receipt of which is acknowledged by the Company;

                        [ ] by cancellation of indebtedness of the Company owed to Purchaser in the amount of $_____________;

                        [ ] by delivery of _________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Purchaser for at least six (6) months prior to the date hereof which have been paid for within the meaning of SEC Rule 144, (if purchased by use of a promissory note, such note has been fully paid with respect to such vested shares), or obtained by Purchaser in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $___________ per share;

                        [ ] by tender of a Full Recourse Promissory Note in the principal amount of $__________, having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code and secured by a Pledge Agreement herewith; provided, however, that Purchasers who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

                        [ ] by the waiver hereby of compensation due or accrued for services rendered in the amount of $_________.

         2.       DELIVERY.

                  2.1 DELIVERIES BY PURCHASER. Purchaser hereby delivers to the Company (i) this Exercise Agreement, (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of EXHIBIT 1 attached hereto (the "STOCK POWERS"), both executed by Purchaser (and Purchaser's spouse, if any), (iii) if Purchaser is married, a Consent of Spouse in the form of EXHIBIT 2 attached hereto (the "SPOUSE CONSENT") executed by Purchaser's spouse, and (iv) the Exercise Price and payment or other provision for any applicable tax obligations in the form of a "Check", a copy of which is attached hereto as EXHIBIT 3.

                  2.2 DELIVERIES BY THE COMPANY. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser to be placed in escrow as provided in Section 11 until expiration or termination of the Company's Repurchase Option and Right of First Refusal described in Sections 8, 9 and 10.

         3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

                  3.1 AGREES TO TERMS OF THE PLAN. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

                  3.2 PURCHASE FOR OWN ACCOUNT FOR INVESTMENT. Purchaser is purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

                  3.3 ACCESS TO INFORMATION. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

                  3.4   UNDERSTANDING OF RISKS. Purchaser is fully aware of:
(i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (E.G., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

                  3.5 NO GENERAL SOLICITATION. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

         4.       COMPLIANCE WITH SECURITIES LAWS.

                  4.1 COMPLIANCE WITH U.S. FEDERAL SECURITIES LAWS. Purchaser understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the Securities Act pursuant to the exemption provided by SEC Rule 701.

                  4.2 COMPLIANCE WITH CALIFORNIA SECURITIES LAWS. THE PLAN, THE STOCK OPTION AGREEMENT, AND THIS EXERCISE AGREEMENT ARE INTENDED TO COMPLY WITH SECTION 25102(o) OF THE CALIFORNIA CORPORATIONS CODE AND ANY RULES (INCLUDING COMMISSIONER RULES, IF APPLICABLE) OR REGULATIONS PROMULGATED THEREUNDER BY THE CALIFORNIA DEPARTMENT OF CORPORATIONS (THE "REGULATIONS"). ANY PROVISION OF THIS EXERCISE AGREEMENT WHICH IS INCONSISTENT WITH SECTION 25102(o) SHALL, WITHOUT FURTHER ACT OR AMENDMENT BY THE COMPANY OR THE BOARD, BE REFORMED TO COMPLY WITH THE REQUIREMENTS OF
SECTION 25102(o). THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

         5.       RESTRICTED SECURITIES.

                  5.1 NO TRANSFER UNLESS REGISTERED OR EXEMPT. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

                  5.2 SEC RULE 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased AND PAID FOR (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

                  5.3 SEC RULE 701. The Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act and may become freely tradeable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 of this Exercise Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

         6.       RESTRICTIONS ON TRANSFERS.

                  6.1 DISPOSITION OF SHARES. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:

                        (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

                        (b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;

                        (c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) have been taken; and

                        (d) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Regulations referred to in Section 4.2 hereof.

                  6.2 RESTRICTION ON TRANSFER. Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company's Repurchase Option or the Company's Right of First Refusal described below, except as permitted by this Exercise Agreement.

                  6.3 TRANSFEREE OBLIGATIONS. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to: (i) both the Company's Repurchase Option and the

Company's Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 7 hereof, to the same extent such Shares would be so subject if retained by the Purchaser.

         7. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify. Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.

         8. COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase Purchaser's Unvested Shares (as defined in Section 2.2 of the Stock Option Agreement) on the terms and conditions set forth in this Section (the "REPURCHASE OPTION") if Purchaser is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation Purchaser's death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain unexercised.

                  8.1 TERMINATION AND TERMINATION DATE. In case of any dispute as to whether Purchaser is Terminated, the Committee shall have discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the "TERMINATION DATE").

                  8.2 EXERCISE OF REPURCHASE OPTION. At any time within ninety (90) days after the Purchaser's Termination Date (or, in the case of securities issued upon exercise of an Option after the Purchaser's Termination Date, within ninety (90) days after the date of such exercise), the Company, or its assignee, may elect to repurchase the Purchaser's Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option.

                  8.3 CALCULATION OF REPURCHASE PRICE FOR UNVESTED SHARES. The Company or its assignee shall have the option to repurchase from Purchaser (or from Purchaser's personal representative as the case may be) the Unvested Shares at the Purchaser's Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan (the "REPURCHASE PRICE").

                  8.4 PAYMENT OF REPURCHASE PRICE. The Repurchase Price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness owed by Purchaser to the Company or such assignee, or by any combination thereof. The Repurchase Price shall be paid without interest within sixty (60) days after exercise of the Repurchase Option.

                  8.5 RIGHT OF TERMINATION UNAFFECTED. Nothing in this Exercise Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Purchaser's employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without Cause.

         9. COMPANY'S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred by Purchaser without the Company's prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Vested Shares (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred by gift (including without limitation any transfer by (i) an assignment of any Shares for the benefit of creditors of the Holder, (ii) a transfer by operation of law, (iii) an execution of judgment against the Shares or the acquisition of record or beneficial ownership of Shares by a lender or creditor, (iv) a transfer by will or under the laws of descent and distribution, (v) a transfer pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for bona fide estate planning purposes) under which any Shares are transferred or awarded to the spouse of the Holder or are required to be sold, or (vi) a transfer resulting from the filing by the Holder of a petition for relief or the filing of an involuntary petition against Holder, under the bankruptcy laws of the United States or of any other nation (each instance referred to hereafter as the "INVOLUNTARY TRANSFER")), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred (the "OFFERED SHARES") on the terms and conditions set forth in this Section (the "RIGHT OF FIRST REFUSAL").

                  9.1 NOTICE OF PROPOSED TRANSFER. In the event the Holder proposes to transfer any Vested Shares, other than by an Involuntary Transfer, the Holder of the Offered Shares shall deliver to the Company a written notice (the "VOLUNTARY TRANSFER NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name of each proposed bona fide purchaser or other transferee (the "PROPOSED TRANSFEREE"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "OFFERED PRICE"); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company's Right of First Refusal at the Offered Price as provided for in this Exercise Agreement. In the event of any Involuntary Transfer of any Vested Shares, the Holder shall deliver to the Company a written notice (the "INVOLUNTARY TRANSFER NOTICE") stating: (i) the number of Shares subject to the Involuntary Transfer, (ii) the manner, circumstances and date of the Involuntary Transfer, and (iii) the name and address of the Holder and transferee. If the Company subsequently requests additional information concerning the Involuntary Transfer or transferee, Holder agrees to promptly provide the requested information to the Company.

                  9.2 EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within thirty (30) days after the date of the Voluntary Transfer Notice or the Involuntary Transfer Notice (either being sometimes referred to herein as the "NOTICE"), the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.

                  9.3 PURCHASE PRICE. The purchase price for the Offered Shares purchased under this Section will be the Offered Price. If no price or other legal consideration is to be paid for the Shares, the transfer will be referred to as a "DONATIVE TRANSFER". If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the present Fair Market Value of such non-cash consideration as conclusively determined in good faith by the Board of Directors of the Company. In the case of a Donative Transfer or an Involuntary Transfer, the Offered Price to be paid to the Holder by the Company or its assignee will be the Fair Market Value on the proposed transfer date, as conclusively determined in good faith by the Board of Directors of the Company.

                  9.4 PAYMENT. Payment of the Offered Price will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The Offered Price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

                  9.5 HOLDER'S RIGHT TO TRANSFER. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, PROVIDED (i) that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such one hundred twenty (120) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                  9.6 EXEMPT TRANSFERS. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "Immediate Family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "IMMEDIATE FAMILY" will mean Purchaser's spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser's spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser or the Purchaser's spouse.

                  9.7 TERMINATION OF RIGHT OF FIRST REFUSAL. The Company's Right of First Refusal will terminate when the Company's securities become publicly traded.

         10. RIGHTS AS A SHAREHOLDER. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

         11. ESCROW. As security for Purchaser's faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the "ESCROW HOLDER"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal.

         12.      RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

                  12.1 LEGENDS. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

                        THE SECURITIES REPRESENTED HEREBY HAVE NOT
                        BEEN REGISTERED UNDER THE SECURITIES ACT OF
                        1933, AS AMENDED (THE "SECURITIES ACT"), OR
                        UNDER THE SECURITIES LAWS OF CERTAIN STATES.
                        THESE SECURITIES ARE SUBJECT TO RESTRICTIONS
                        ON TRANSFERABILITY AND RESALE AND MAY NOT BE
                        TRANSFERRED OR RESOLD EXCEPT AS PERMITTED
                        UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS

                        IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                        THE SHARES REPRESENTED BY THIS CERTIFICATE
                        ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, [INCLUDING THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S)] AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS INCLUDING THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

                  12.2 STOP-TRANSFER INSTRUCTIONS. Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                  12.3  REFUSAL TO TRANSFER. The Company will not be required
(i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

         13. TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS: (i) THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER THAT PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (ii) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF UNVESTED SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY, PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH PURCHASER'S OWN TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE WHICH MUST BE FILED WITHIN THIRTY (30) DAYS OF THE PURCHASE OF SHARES TO BE EFFECTIVE. Set forth below is a brief summary as of the date the Plan was adopted by the Board of some of the U.S. Federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  13.1 EXERCISE OF INCENTIVE STOCK OPTION. If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.

                  13.2 EXERCISE OF NONQUALIFIED STOCK OPTION. If the Option does not qualify as an ISO, there may be a regular U.S. Federal income tax liability and a California income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is or was an employee of the Company, the Company may be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                  13.3 DISPOSITION OF SHARES. The following tax consequences may apply upon disposition of the Shares.

                        (a) INCENTIVE STOCK OPTIONS. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

                        (b) NONQUALIFIED STOCK OPTIONS. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

                        (c) WITHHOLDING. The Company may be required to withhold from the Purchaser's compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

                  13.4 SECTION 83(b) ELECTION FOR UNVESTED SHARES. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), WITHIN 30 DAYS OF THE PURCHASE of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares. A form of Election under Section 83(b) is attached hereto as EXHIBIT 4 for reference.

         14. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

         15. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Agreement, including its rights to purchase Shares under the Repurchase Option and the

Right of First Refusal. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

         16. GOVERNING LAW; SEVERABILITY. This Exercise Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

         17. NOTICES. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, (i) three
(3) days after deposit in the United States mail by certified or registered mail (return receipt requested), (ii) one (1) business day after its deposit with any return receipt express courier (prepaid), or (iii) one (1) business day after transmission by rapifax or telecopier.

         18. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

         19. HEADINGS. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. All references herein to Sections will refer to Sections of this Exercise Agreement.

         20. ENTIRE AGREEMENT. The Plan, the Stock Option Agreement and this Exercise Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

       IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in triplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in triplicate as of the Effective Date, indicated above.


SILICON IMAGE, INC.                               PURCHASER


By:_________________________________              _____________________________
                                                  (Signature)


____________________________________              _____________________________
(Please print name)                               (Please print name)


____________________________________
(Please print title)




     [SIGNATURE PAGE TO SILICON IMAGE, INC. STOCK OPTION EXERCISE AGREEMENT]

                                LIST OF EXHIBITS
                                ----------------


Exhibit 1:        Stock Power and Assignment Separate from Stock Certificate

Exhibit 2:        Spouse Consent

Exhibit 3:        Copy of Purchaser's Check

Exhibit 4:        Section 83(b) Election

                                    EXHIBIT 1
                                    ---------

                           STOCK POWER AND ASSIGNMENT
                           --------------------------
                         SEPARATE FROM STOCK CERTIFICATE
                         -------------------------------

                           STOCK POWER AND ASSIGNMENT
                         SEPARATE FROM STOCK CERTIFICATE



         FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No. ________ dated as of _______________, _____, (the "AGREEMENT"), the undersigned hereby sells, assigns and transfers unto _______________________________, __________ shares of the Common Stock of
Silicon Image, Inc., a California corporation (the "COMPANY"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ______ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.


Dated:  _______________, _____


                                             PURCHASER


                                             ___________________________________
                                             (Signature)


                                             ___________________________________
                                             (Please Print Name)


                                             ___________________________________
                                             (Spouse's Signature, if any)


                                             ___________________________________
                                             (Please Print Spouse's Name)


INSTRUCTIONS TO PURCHASER: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares pursuant to its "REPURCHASE OPTION" and/or "RIGHT OF FIRST REFUSAL" set forth in the Exercise Agreement without requiring additional signatures on the part of the Purchaser or Purchaser's Spouse.

                                    EXHIBIT 2
                                    ---------

                                 SPOUSE CONSENT
                                 --------------

                                 SPOUSE CONSENT



         The undersigned spouse of ______________________________ (the
"PURCHASER") has read, understands, and hereby approves the Stock Option Exercise Agreement between Purchaser and the Company (the "AGREEMENT"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.



Date: ____________________

                                         ______________________________________
                                         Print Name of Purchaser's Spouse


                                         ______________________________________
                                         Signature of Purchaser's Spouse


                              Address:   ______________________________________

                                         ______________________________________

                                         ______________________________________

                                    EXHIBIT 3
                                    ---------

                            COPY OF PURCHASER'S CHECK
                            -------------------------

                                    EXHIBIT 4
                                    ---------

                             SECTION 83(b) ELECTION
                             ----------------------

            ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE


The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income or (3) disqualifying disposition gross income, as the case may be.


1.       TAXPAYER'S NAME:              _________________________________________

         TAXPAYER'S ADDRESS:           _________________________________________

                                       _________________________________________

         SOCIAL SECURITY NUMBER:       _________________________________________


2. The property with respect to which the election is made is described as follows: _______ shares of Common Stock of Silicon Image, Inc., a California corporation (the "COMPANY") which were transferred upon exercise of an option by Company, which is Taxpayer's employer or the corporation for whom the Taxpayer performs services.

3. The date on which the shares were transferred pursuant to the exercise of the option was ____________________, _____ and this election is made for calendar year _____.

4. The shares received upon exercise of the option are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $_____ per share at the time of exercise of the option.

6. The amount paid for such shares upon exercise of the option was $_____ per share.

7.       The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.


Dated:____________________________          ____________________________________
                                            Taxpayer's Signature

[Second Form of Stock Option Exercise Agreement (for exercise with promissory note of immediately exercisable option - only for use by officers at vice president level or higher)]

                                                                     NO. _____


                               SILICON IMAGE, INC.

                           1995 EQUITY INCENTIVE PLAN

                         STOCK OPTION EXERCISE AGREEMENT


         This Exercise Agreement is made and entered into as of ____________, 199__ (the "EFFECTIVE DATE") by and between Silicon Image, Inc., a California corporation (the "COMPANY"), and the purchaser named below (the "PURCHASER"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 1995 Equity Incentive Plan, as amended through September 24, 1998 (the "PLAN").

PARTICIPANT:                    ______________________________________________
SOCIAL SECURITY NUMBER:         ______________________________________________
ADDRESS:                        ______________________________________________
                                ______________________________________________
TOTAL OPTION SHARES:            ______________________________________________
EXERCISE PRICE PER SHARE:       $_____________________________________________
DATE OF GRANT:                  ______________________________________________
FIRST VESTING DATE:             ______________________________________________
EXPIRATION DATE:                ______________________________________________
                                (unless earlier terminated under Section 3
                                 below)
TYPE OF STOCK OPTION


(CHECK ONE):                    [ ] INCENTIVE STOCK OPTION
                                [ ] NONQUALIFIED STOCK OPTION


         1.     EXERCISE OF OPTION.

                1.1 EXERCISE. Pursuant to exercise of that certain option ("OPTION") granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the

Total Number of Shares set forth above ("SHARES") of the Company's Common Stock at the Exercise Price Per Share set forth above ("EXERCISE PRICE"). As used in this Exercise Agreement, the term "SHARES" refers to the Shares purchased under this Exercise Agreement and includes all securities received
(a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

                1.2 TITLE TO SHARES. The exact spelling of the name(s) under which Purchaser will take title to the Shares is:

                        ______________________________________________________
                        ______________________________________________________

Purchaser desires to take title to the Shares as follows:

                        [ ] Individual, as separate property
                        [ ] Husband and wife, as community property
                        [ ] Joint Tenants
                        [ ] Alone or with spouse as trustee(s) of the following trust (including date):
                           ___________________________________________________
                           ___________________________________________________
                        [ ]Other; please specify:_____________________________

                1.3 PAYMENT. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

                        [ ] in cash (by check) in the amount of $____________,
                            receipt of which is acknowledged by the Company;

                        [ ] by cancellation of indebtedness of the Company to
                            Purchaser in the amount of $______________;

                        [ ] by delivery of _________ fully-paid,
                            nonassessable and vested shares of the Common Stock of the Company owned by Purchaser for at least six (6) months prior to the date hereof which have been paid for within the meaning of SEC Rule 144, (if purchased by use of a promissory note, such note has been fully paid with respect to such vested shares), or obtained by Purchaser in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $___________ per share;

                        [ ] by tender of a Full Recourse Promissory Note in
                            the principal amount of $__________, having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code and secured by a Pledge Agreement herewith; provided, however, that Participants who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

                        [ ] by the waiver hereby of compensation due or
                            accrued for services rendered in the amount of $_________.

         2.     DELIVERY.

                2.1 DELIVERIES BY PURCHASER. Purchaser hereby delivers to the Company (i) this Exercise Agreement, (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of EXHIBIT 1 attached hereto (the "STOCK POWERS"), both executed by Purchaser (and Purchaser's spouse, if any), (iii) if Purchaser is married, a Consent of Spouse in the form of EXHIBIT 2 attached hereto (the "SPOUSE CONSENT") executed by Purchaser's spouse, and (iv) the Exercise Price any payment or other provision for any applicable tax obligations by delivery of a Secured Full Recourse Promissory Note in the form of EXHIBIT 3 and (v) a Stock Pledge Agreement in the form of EXHIBIT 5 executed by Purchaser (the "PLEDGE AGREEMENT").

                2.2 DELIVERIES BY THE COMPANY. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, to be placed in escrow as provided in Section 11 to secure payment of Participant's obligation to the Company under the promissory note and until expiration or termination of the Company's Repurchase Option and Right of First Refusal described in Sections 8, 9 and 10.

         3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

                3.1 AGREES TO TERMS OF THE PLAN. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

                3.2 PURCHASE FOR OWN ACCOUNT FOR INVESTMENT. Purchaser is purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act.

Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

                3.3 ACCESS TO INFORMATION. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

                3.4     UNDERSTANDING OF RISKS. Purchaser is fully aware of:
(i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (E.G., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

                3.5 NO GENERAL SOLICITATION. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

         4.     COMPLIANCE WITH SECURITIES LAWS.

                4.1 COMPLIANCE WITH U.S. FEDERAL SECURITIES LAWS. Purchaser understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the Securities Act pursuant to the exemption provided by SEC Rule 701.

                4.2 COMPLIANCE WITH CALIFORNIA SECURITIES LAWS. THE PLAN, THE STOCK OPTION AGREEMENT, AND THIS EXERCISE AGREEMENT ARE INTENDED TO COMPLY WITH SECTION 25102(o) OF THE CALIFORNIA CORPORATIONS CODE. ANY PROVISION OF THIS EXERCISE AGREEMENT WHICH IS INCONSISTENT WITH SECTION 25102(o) SHALL, WITHOUT FURTHER ACT OR AMENDMENT BY THE COMPANY OR THE BOARD, BE REFORMED TO COMPLY WITH THE REQUIREMENTS OF SECTION 25102(o). THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE

EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

         5.     RESTRICTED SECURITIES.

                5.1 NO TRANSFER UNLESS REGISTERED OR EXEMPT. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

                5.2 SEC RULE 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased AND PAID FOR (within the meaning of Rule 144). Purchaser understands that Shares paid for with a Note may not be deemed to be fully "paid for" within the meaning of Rule 144 unless certain conditions are met and that, accordingly, the Rule 144 holding period of such Shares may not begin to run until such Shares are fully paid for within the meaning of Rule
144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

                5.3 SEC RULE 701. The Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act and may become freely tradeable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 of this Exercise Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

         6.     RESTRICTIONS ON TRANSFERS.

                6.1 DISPOSITION OF SHARES. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:

                        (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

                        (b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;

                        (c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate action necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) has been taken; and

                        (d) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Commissioner Rules identified in Section 4.2.

                6.2 RESTRICTION ON TRANSFER. Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company's Repurchase Option or the Company's Right of First Refusal, except as permitted by this Exercise Agreement.

                6.3 TRANSFEREE OBLIGATIONS. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to (i) both the Company's Repurchase Option and the Company's Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 7, to the same extent such Shares would be so subject if retained by the Purchaser.

         7. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify.

         8. COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase Purchaser's Unvested Shares (as defined in Section 2.3 of the Stock Option Agreement) on the terms and conditions set forth in this Section (the "REPURCHASE OPTION") if Purchaser is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation Purchaser's death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain exercisable.

                8.1 TERMINATION AND TERMINATION DATE. In case of any dispute as to whether Purchaser is Terminated, the Committee shall have discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the "TERMINATION DATE").

                8.2 EXERCISE OF REPURCHASE OPTION. At any time within ninety (90) days after the Purchaser's Termination Date (or, in the case of securities issued upon exercise of an Option after the Participant's Termination Date, within ninety (90) days after the date of such exercise), the Company, or its assignee, may elect to repurchase the Purchaser's Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option.

                8.3 CALCULATION OF REPURCHASE PRICE FOR UNVESTED SHARES. The Company or its assignee shall have the option to repurchase from Purchaser (or from Purchaser's personal representative as the case may be) the Unvested Shares at the Purchaser's Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan.

                8.4 PAYMENT OF REPURCHASE PRICE. The repurchase price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within sixty (60) days after exercise of the Repurchase Option.

                8.5 RIGHT OF TERMINATION UNAFFECTED. Nothing in this Exercise Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Purchaser's employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without cause.

         9. COMPANY'S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred by Purchaser without the Company's prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Vested Shares (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred (the "OFFERED SHARES") on the terms and conditions set forth in this Section (the "RIGHT OF FIRST REFUSAL").

                9.1 NOTICE OF PROPOSED TRANSFER. The Holder of the Offered Shares shall deliver to the Company a written notice (the "NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name of each proposed bona fide purchaser or other transferee ("PROPOSED TRANSFEREE"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "OFFERED PRICE"); and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section.

                9.2 EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.

                9.3 PURCHASE PRICE. The purchase price for the Offered Shares purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the value of such non-cash consideration as determined in good faith by the Board.

                9.4 PAYMENT. Payment of the Offered Price will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The Offered Price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

                9.5 HOLDER'S RIGHT TO TRANSFER. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, PROVIDED that such sale or other transfer is consummated within 120 days after the date of the Notice, and PROVIDED FURTHER, that (i) any such sale or other transfer is effected in compliance with all applicable securities laws and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                9.6 EXEMPT TRANSFERS. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "immediate family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal and Repurchase Option will continue to apply thereafter to such Vested

Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the Agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "IMMEDIATE FAMILY" will mean Purchaser's spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser's spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser or the Purchaser's spouse.

                9.7 TERMINATION OF RIGHT OF FIRST REFUSAL. The Company's Right of First Refusal will terminate when the Company's securities become publicly traded.

         10. RIGHTS AS SHAREHOLDER. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

         11. ESCROW. As security for Purchaser's faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("ESCROW HOLDER"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal, PROVIDED, HOWEVER, that the Shares will be retained in escrow so long as they are subject to the Pledge Agreement.

         12.    RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

                12.1 LEGENDS. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

                        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                        THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

         The California Commissioner of Corporations may require that the following legend also be placed upon the share certificate(s) evidencing ownership of the Shares:

                        IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                12.2 STOP-TRANSFER INSTRUCTIONS. Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate

"stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                12.3    REFUSAL TO TRANSFER. The Company will not be required
(i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

         13. TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF UNVESTED SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY, PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH PURCHASER'S TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE. Set forth below is a brief summary as of the date the Plan was adopted by the Board of some of the U.S. Federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                13.1 EXERCISE OF INCENTIVE STOCK OPTION. If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.

                13.2 EXERCISE OF NONQUALIFIED STOCK OPTION. If the Option does not qualify as an ISO, there may be a regular U.S. Federal income tax liability and a California income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is or was an employee of the Company, the Company may be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                13.3 DISPOSITION OF SHARES. If the Shares are held for more than one (1) year after the date of the transfer of the Shares pursuant to the exercise of the Option for Vested Shares (or for more than one (1) year after the date of transfer of the Shares pursuant to the exercise of an Option for Unvested Shares for which a Section 83(b) election has been made), and, in the case of an ISO, are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for U.S. Federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company may be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                13.4 SECTION 83(b) ELECTION FOR UNVESTED SHARES. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), WITHIN 30 DAYS of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.

         14. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

         15. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Agreement, including its rights to repurchase Shares under the Repurchase Option and the Right of First Refusal. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

         16. GOVERNING LAW; SEVERABILITY. This Exercise Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

         17. NOTICES. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one
(1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by rapifax or telecopier.

         18. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

         19. HEADINGS. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. All references herein to Sections will refer to Sections of this Exercise Agreement.

         20. ENTIRE AGREEMENT. The Plan, the Stock Option Agreement and this Exercise Agreement, together with all its Exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

         IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in duplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in triplicate as of the Effective Date.


SILICON IMAGE, INC.                         PURCHASER


By:__________________________________       __________________________________
                                            (Signature)

_____________________________________       __________________________________
(Please print name)                         (Please print name)

_____________________________________
(Please print title)


     [SIGNATURE PAGE TO SILICON IMAGE, INC. STOCK OPTION EXERCISE AGREEMENT]

                                LIST OF EXHIBITS


Exhibit 1:        Stock Power and Assignment Separate from Stock Certificate

Exhibit 2:        Spouse Consent

Exhibit 3:        Copy of Purchaser's Check and/or Secured Full Recourse
                  Promissory Note

Exhibit 4:        Section 83(b) Election

Exhibit 5:        Stock Pledge Agreement

                                    EXHIBIT 1
                                    ---------

                           STOCK POWER AND ASSIGNMENT
                           --------------------------
                         SEPARATE FROM STOCK CERTIFICATE
                         -------------------------------

                           STOCK POWER AND ASSIGNMENT
                         SEPARATE FROM STOCK CERTIFICATE



         FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No. ________ dated as of _______________, 19___, (the
"AGREEMENT"), the undersigned hereby sells, assigns and transfers unto _______________________________, shares of the Common Stock of Silicon Image, Inc., a California corporation (the "COMPANY"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ______ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THIS EXERCISE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:  _______________, 19____


                                             PURCHASER


                                             __________________________________
                                             (Signature)

                                             __________________________________
                                             (Please Print Name)

                                             __________________________________
                                             (Spouse's Signature, if any)

                                             __________________________________
                                             (Please Print Spouse's Name)



INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares upon a default under Purchaser's Note and to exercise of its "Repurchase Option" and/or "Right of First Refusal" set forth in this Exercise Agreement without requiring additional signatures on the part of the Purchaser or Purchaser's Spouse.

                                    EXHIBIT 2
                                    ---------

                                 SPOUSE CONSENT
                                 --------------

                                 SPOUSE CONSENT


         The undersigned spouse of Purchaser has read, understands, and hereby approves the Stock Option Exercise Agreement between Purchaser and the Company (the "AGREEMENT"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in this Exercise Agreement, the undersigned hereby agrees to be irrevocably bound by this Exercise Agreement and further agrees that any community property interest shall similarly be bound by this Exercise Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under this Exercise Agreement.

Date:_________________________

                                            __________________________________
                                            Name of Purchaser - Please Print

                                            __________________________________
                                            Signature of Purchaser's Spouse


                                  Address:  __________________________________

                                    EXHIBIT 3
                                    ---------


                        COPY OF PURCHASER'S CHECK AND/OR
                        --------------------------------
                     SECURED FULL RECOURSE PROMISSORY NOTE
                     -------------------------------------

                      SECURED FULL RECOURSE PROMISSORY NOTE


                           ______________, California


$__________________                              __________________, 19___


         1. OBLIGATION. In exchange for the issuance to the undersigned ("PURCHASER") of ___________ shares (the "SHARES") of the Common Stock of Silicon Image, Inc., a California corporation (the "COMPANY"), receipt of which is hereby acknowledged, Purchaser hereby promises to pay to the order of the Company on or before _________, 19___, at the Company's principal place of business at _________________________________ California __________,
or at such other place as the Company may direct, the principal sum of _______________________________________ Dollars ($__________) together with interest compounded semi-annually on the unpaid principal at the rate of _________ percent (___%), which rate is not less than the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for the purchase of the Shares; PROVIDED, HOWEVER, that the rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law.

         2. SECURITY. Payment of this Note is secured by a security interest in the Shares granted to the Company by Purchaser under a Stock Pledge Agreement dated of even date herewith between the Company and Purchaser (the "PLEDGE AGREEMENT"). This Note is being tendered by Purchaser to the Company as the Exercise Price of the Shares pursuant to that certain Stock Option Exercise Agreement between Purchaser and the Company dated of even date with this Note (the "PURCHASE AGREEMENT").

         3. DEFAULT; ACCELERATION OF OBLIGATION. Purchaser will be deemed to be in default under this Note and the principal sum of this Note, together with all interest accrued thereon, will immediately become due and payable in full: (a) upon Purchaser's failure to make any payment when due under this Note; (b) in the event Purchaser is Terminated (as defined in the Company's 1998 Equity Incentive Plan) for any reason; (c) upon any transfer of any of the Shares (except a transfer to the Company); (d) upon the filing by or against Purchaser of any voluntary or involuntary petition in bankruptcy or any petition for relief under the U.S. Federal bankruptcy code or any other state or U.S. Federal law for the relief of debtors; or (e) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

         4. REMEDIES ON DEFAULT. Upon any default of Purchaser under this Note, the Company will have, in addition to its rights and remedies under this Note and the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it.

         5. PREPAYMENT. Prepayment of principal and/or interest due under this Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, all payments will be made in lawful tender of the United States and will be applied first to the payment of accrued interest, and the remaining balance of such payment, if any, will then be applied to the payment of principal. If Purchaser prepays all or a portion of the principal amount of this Note, the Shares paid for by the portion of principal so paid will continue to be held in pledge under the Pledge Agreement to serve as independent collateral for the outstanding portion of this Note for the purpose of commencing the holding period under Rule 144(d) of the Securities and Exchange Commission with respect to other Shares purchased with this Note unless Purchaser notifies the Company in writing otherwise and the Company consents to release of the Shares from the Pledge Agreement.

         6. GOVERNING LAW; WAIVER. The validity, construction and performance of this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Purchaser hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

         7. ATTORNEYS' FEES. If suit is brought for collection of this Note, Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment.

         8. RULE 144 HOLDING PERIOD. PURCHASER UNDERSTANDS THAT THE HOLDING PERIOD SPECIFIED UNDER RULE 144(d) OF THE SECURITIES AND EXCHANGE COMMISSION WILL NOT BEGIN TO RUN WITH RESPECT TO SHARES PURCHASED WITH THIS NOTE UNTIL EITHER (A) THE EXERCISE PRICE OF SUCH SHARES IS PAID IN FULL IN CASH OR BY OTHER PROPERTY ACCEPTED BY THE COMPANY, OR (B) THIS NOTE IS SECURED BY COLLATERAL, OTHER THAN THE SHARES THAT HAVE NOT BEEN FULLY PAID FOR, HAVING A FAIR MARKET VALUE AT LEAST EQUAL TO THE AMOUNT OF PURCHASER'S THEN OUTSTANDING OBLIGATION UNDER THIS NOTE (INCLUDING ACCRUED INTEREST).

         IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written.


__________________________________          __________________________________
Purchaser's Name [type or print]            Purchaser's Signature



  [SIGNATURE PAGE TO SILICON IMAGE, INC. SECURED FULL RECOURSE PROMISSORY NOTE]

                                    EXHIBIT 4
                                    ---------

                             SECTION 83(b) ELECTION
                             ----------------------

            ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income or (3) disqualifying disposition gross income, as the case may be.

1.       TAXPAYER'S NAME:               ______________________________________

         TAXPAYER'S ADDRESS:            ______________________________________

                                        ______________________________________

         SOCIAL SECURITY NUMBER:        ______________________________________

2. The property with respect to which the election is made is described as follows: _______ shares of Common Stock of Silicon Image, Inc., a California corporation which were transferred upon exercise of an option (the "COMPANY"), which is Taxpayer's employer or the corporation for whom the Taxpayer performs services.

3. The date on which the shares were transferred pursuant to the exercise of the option was ________, 199__ and this election is made for calendar year 199__.

4. The shares received upon exercise of the option are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $___ per share at the time of exercise of the option.

6. The amount paid for such shares upon exercise of the option was $___ per share.

7.      The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:  ________________               _______________________________________
                                       Taxpayer's Signature

                                    EXHIBIT 5
                                    ---------

                             STOCK PLEDGE AGREEMENT
                             ----------------------

                             STOCK PLEDGE AGREEMENT

         This Stock Pledge Agreement ("AGREEMENT") is made and entered into as of _______________, 19___ between Silicon Image, Inc., a California corporation (the "COMPANY"), and __________________ ("PLEDGOR").

                                 R E C I T A L S

         A. In exchange for Pledgor's Secured Full Recourse Promissory Note to the Company of even date herewith (the "NOTE"), the Company has issued and sold to Pledgor _______________ shares of its Common Stock (the "SHARES") pursuant to the terms and conditions of that Stock Option Exercise Agreement between the Company and Pledgor of even date herewith (the "PURCHASE AGREEMENT").

         B. Pledgor has agreed that repayment of the Note will be secured by the pledge of the Shares pursuant to this Agreement.

         NOW, THEREFORE, the parties agree as follows:

                1. CREATION OF SECURITY INTEREST. Pursuant to the provisions of the California Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in the Shares as collateral to secure the payment of Pledgor's obligation to the Company under the Note. Pledgor herewith delivers to the Company Common Stock certificate(s) No(s). _________, representing all the Shares, together with one stock power for each certificate in the form attached as an Exhibit to the Purchase Agreement, duly executed (with the date and number of shares left blank) by Pledgor and Pledgor's spouse, if any. For purposes of this Agreement, the Shares pledged to the Company hereby, together with any additional collateral pledged pursuant to Sections 5 and 6 hereof, will hereinafter be collectively referred to as the "COLLATERAL." Pledgor agrees that the Collateral pledged to the Company will be deposited with and held by the Escrow Holder (as defined in the Purchase Agreement) and that, notwithstanding anything to the contrary in the Purchase Agreement, for purposes of carrying out the provisions of this Agreement, Escrow Holder will act solely for the Company as its agent.

                2. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants to the Company that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Agreement. Pledgor further agrees that, until the entire principal sum and all accrued interest due under the Note has been paid in full, Purchaser will not, without the Company's prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral.

                3. RIGHTS ON DEFAULT. In the event of default (as defined in the Note) by Pledgor under the Note, the Company will have full power to sell, assign and deliver the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all the Collateral in full satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in the California Commercial Code.

                4. ADDITIONAL REMEDIES. The rights and remedies granted to the Company herein upon default under the Note will be in addition to all the rights, powers and remedies of the Company under the California Commercial Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder will not preclude the further exercise thereof.

                5. DIVIDENDS; VOTING. All dividends hereinafter declared on or payable with respect to the Collateral during the term of this pledge (excluding only ordinary cash dividends, which will be payable to Pledgor so long as Pledgor is not in default under the Note) will be immediately delivered to the Company to be held in pledge under this Agreement. Notwithstanding this Agreement, so long as Pledgor owns the Shares and is not in default under the Note, Pledgor will be entitled to vote any shares comprising the Collateral, subject to any proxies granted by Pledgor.

                6. ADJUSTMENTS. In the event that during the term of this pledge, any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral, then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will be immediately pledged to the Company to be held under the terms of this Agreement in the same manner as the Collateral is held hereunder.

                7. RIGHTS UNDER PURCHASE AGREEMENT. Pledgor understands and agrees that the Company's rights to repurchase the Collateral under the Purchase Agreement, if any, will continue for the periods and on the terms and conditions specified in the Purchase Agreement, whether or not the Note has been paid during such period of time, and that to the extent that the
Note is not paid during such period of time, the repurchase by the Company of the Collateral may be made by way of cancellation of all or any part of Pledgor's indebtedness under the Note.

                8. REDELIVERY OF COLLATERAL. Upon payment in full of the entire principal sum and all accrued interest due under the Note, and subject to the terms and conditions of the Purchase Agreement, the Company will immediately redeliver the Collateral to Pledgor and this Agreement will terminate; PROVIDED, HOWEVER, that all rights of the Company to retain possession of the Shares pursuant to the Purchase Agreement will survive termination of this Agreement.

                9. SUCCESSORS AND ASSIGNS. This Agreement will inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

                10. GOVERNING LAW; SEVERABILITY. This Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

                11. MODIFICATION; ENTIRE AGREEMENT. This Agreement will not be amended without the written consent of both parties hereto. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


SILICON IMAGE, INC.                         PLEDGOR


By:_______________________________          __________________________________
                                            (Signature)

__________________________________          __________________________________
(Please print name)                         (Please print name)

__________________________________
(Please print title)



          [SIGNATURE PAGE TO SILICON IMAGE INC. STOCK PLEDGE AGREEMENT]

    [Third Form of Stock Option Agreement (option exercisable as it vests)]

                                                                      NO.____

                               SILICON IMAGE, INC.

                           1995 EQUITY INCENTIVE PLAN

                             STOCK OPTION AGREEMENT


    This Stock Option Agreement ("AGREEMENT") is made and entered into as of the date of grant set forth below (the "DATE OF GRANT") by and between Silicon Image, Inc., a California corporation (the "COMPANY"), and the participant named below ("PARTICIPANT"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 1995 Equity Incentive Plan, as amended (the "PLAN").


PARTICIPANT:                  _________________________________________________

                              _________________________________________________

SOCIAL SECURITY NUMBER:       _________________________________________________

ADDRESS:                      _________________________________________________

                              _________________________________________________

TOTAL OPTION SHARES:          _________________________________________________

EXERCISE PRICE PER SHARE:     _________________________________________________

DATE OF GRANT:                _________________________________________________

FIRST VESTING DATE:           _________________________________________________

EXPIRATION DATE:              _________________________________________________
                              (unless earlier terminated under Section 3 below)
TYPE OF STOCK OPTION

(CHECK ONE):                  / / INCENTIVE STOCK OPTION
                              / / NONQUALIFIED STOCK OPTION


    1. GRANT OF OPTION. The Company hereby grants to Participant an option (this "OPTION") to purchase the total number of shares of Common of the Company set forth above as Total Option Shares (the "SHARES") at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

    2.   EXERCISE PERIOD.

         2.1 EXERCISE PERIOD OF OPTION. Provided Participant continues to provide services to the Company or any Subsidiary or Parent of the Company, the Option shall become vested and exercisable as to portions of the Shares as follows: (a) This Option shall not vest with respect to any of the Shares until _______, 199_ (the "FIRST VESTING DATE"); (b) on the First Vesting Date the Option shall vest as to ___________ percent (__%) of the Shares; and (c) thereafter each year on the anniversary of the First Vesting Date the Option shall vest as to an additional ____________ percent (___%) of the Shares until this Option is vested with respect to 100% of the Shares. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share.

         2.2 VESTING OF OPTIONS. Shares that are vested pursuant to the schedule set forth in Section 2.1 are "VESTED SHARES." Shares that are not vested pursuant to the schedule set forth in Section 2.1 are "UNVESTED SHARES."

         2.3 EXPIRATION. The Option shall expire on the Expiration Date set forth above or earlier as provided in Section 3 below.

    3.   TERMINATION.

         3.1 TERMINATION FOR ANY REASON EXCEPT DEATH, DISABILITY OR CAUSE. If Participant is Terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

         3.2 TERMINATION BECAUSE OF DEATH OR DISABILITY. If Participant is Terminated because of death or Disability of Participant (or Participant dies within three (3) months of Termination other than because of Participant's Disability or for Cause), the Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code; or (b) twelve
(12) months after the Termination Date when the termination is for Participant's disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.

         3.3 TERMINATION FOR CAUSE. If Participant is Terminated for Cause, then the Option will expire on Participant's Termination Date, or at such later time and on such conditions as are determined by the Committee.

         3.4 NO OBLIGATION TO EMPLOY. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

    4.   MANNER OF EXERCISE.

         4.1 STOCK OPTION EXERCISE AGREEMENT. To exercise this Option, Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as EXHIBIT A, or in such other form as may be approved by the Company from time to time (the "EXERCISE AGREEMENT"), which shall set forth, INTER ALIA, Participant's election to exercise the Option, the number of Shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

         4.2 LIMITATIONS ON EXERCISE. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

         4.3 PAYMENT. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:

                (a) by cancellation of indebtedness of the Company to the Participant;

                (b)  by surrender of shares of the Company's Common Stock that
                     (1) either (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by Participant in the open public market; and (2) are clear of all liens, claims, encumbrances or security interests;

                (c) by waiver of compensation due or accrued to Participant for services rendered;

                (d) provided that a public market for the Company's stock exists, (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, OR (2) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                (e)  by any combination of the foregoing.

         4.4 TAX WITHHOLDING. Prior to the issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

         4.5 ISSUANCE OF SHARES. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

    5. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

    6. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

    7. NONTRANSFERABILITY OF OPTION. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by

Participant or in the event of Participant's incapacity, by Participant's legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

    8.   RESERVED.

    9. COMPANY'S RIGHT OF FIRST REFUSAL. Before any Vested Shares held by Participant or any transferee of such Vested Shares may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred on the terms and conditions set forth in the Exercise Agreement (the "RIGHT OF FIRST REFUSAL"). The Company's Right of First Refusal will terminate when the Company's securities become publicly traded.

    10. TAX CONSEQUENCES. Set forth below is a brief summary as of the Effective Date of the Plan of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

         10.1 EXERCISE OF ISO. If the Option qualifies as an ISO, there will be no regular federal or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

         10.2 EXERCISE OF NONQUALIFIED STOCK OPTION. If the Option does not qualify as an ISO, there may be a regular federal and California income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is a current or former employee of the Company, the Company may be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

         10.3 DISPOSITION OF SHARES. If the Shares are held for more than one (1) year after the date of the transfer of the Shares pursuant to the exercise of the Option for Vested Shares and, in the case of an ISO, are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company may be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

    11. PRIVILEGES OF STOCK OWNERSHIP. Participant shall not have any of the rights of a shareholder with respect to any Shares until the Shares are issued to Participant.

    12. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

    13. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

    14. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile, rapifax or telecopier.

    15. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement including its right to repurchase Shares under the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

    16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

    17. ACCEPTANCE. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement, Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

    IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in triplicate by its duly authorized representative and Participant has executed this Agreement in triplicate as of the Date of Grant.


SILICON IMAGE, INC.                       PARTICIPANT

By:____________________________________   ____________________________________
                                          (Signature)

_______________________________________   ____________________________________
(Please print name)                       (Please print name)

_______________________________________
(Please print title)

                                    EXHIBIT A
                                    ---------

                         STOCK OPTION EXERCISE AGREEMENT

                [Third Form of Stock Option Exercise Agreement
                    (for option exercisable as it vests)]

                                                                      NO.____


                               SILICON IMAGE, INC.

                           1995 EQUITY INCENTIVE PLAN

                         STOCK OPTION EXERCISE AGREEMENT


    This Exercise Agreement is made and entered into as of __________, ___ (the "EFFECTIVE DATE") by and between Silicon Image, Inc., a California corporation (the "COMPANY"), and the purchaser named below (the "PURCHASER"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 1995 Equity Incentive Plan, as amended (the "PLAN").


PARTICIPANT:                _________________________________________________

                            _________________________________________________

SOCIAL SECURITY NUMBER:     _________________________________________________

ADDRESS:                    _________________________________________________

                            _________________________________________________

TOTAL OPTION SHARES:        _________________________________________________

EXERCISE PRICE PER SHARE:   _________________________________________________

DATE OF GRANT:              _________________________________________________

FIRST VESTING DATE:         _________________________________________________

EXPIRATION DATE:            _________________________________________________
                            (unless earlier terminated under Section 3 below)

TYPE OF STOCK OPTION
(CHECK ONE):                / / INCENTIVE STOCK OPTION
                            / / NONQUALIFIED STOCK OPTION

    1.   EXERCISE OF OPTION.

         1.1 EXERCISE. Pursuant to exercise of that certain option ("OPTION") granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above of the Company's Common Stock at the Exercise Price Per Share set forth above ("EXERCISE PRICE"). As used in this Exercise Agreement, the term "SHARES" refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

         1.2 TITLE TO SHARES. The exact spelling of the name(s) under which Purchaser will take title to the Shares is:

                _____________________________________________________________

Purchaser desires to take title to the Shares as follows:

                / / Individual, as separate property

                / / Husband and wife, as community property

                / / Joint Tenants

                / / Alone or with spouse as trustee(s) of the
                    following trust (including date):

                _____________________________________________________________

                _____________________________________________________________

                / / Other; please specify:


         1.3 PAYMENT. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

                / / in cash (by check) in the amount of $____________,
                    receipt of which is acknowledged by the Company;

                / / by cancellation of indebtedness of the Company to
                    Purchaser in the amount of $____________;

                / / by delivery of _________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Purchaser for at least six (6) months prior to the date hereof which have been paid for within the meaning of SEC Rule 144, (if purchased by use of a promissory note, such note has been fully paid with respect to such vested shares), or obtained by Purchaser in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $___________ per share;

                / / by the waiver hereby of compensation due or accrued for services rendered in the amount of $_________.

    2.   DELIVERY.

         2.1 DELIVERIES BY PURCHASER. Purchaser hereby delivers to the Company (i) this Exercise Agreement, (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of EXHIBIT 1 attached hereto (the "STOCK POWERS"), both executed by Purchaser (and Purchaser's spouse, if any), (iii) if Purchaser is married, a Consent of Spouse in the form of EXHIBIT 2 attached hereto (the "SPOUSE CONSENT") executed by Purchaser's spouse, and (iv) the Exercise Price any payment or other provision for any applicable tax obligations;

         2.2 DELIVERIES BY THE COMPANY. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under
Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, to be placed in escrow as provided in Section 11 to secure payment of Participant's obligation to the Company until expiration or termination of the Company's Right of First Refusal described in Sections 9 and 10.

    3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

         3.1 AGREES TO TERMS OF THE PLAN. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise

Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

         3.2 PURCHASE FOR OWN ACCOUNT FOR INVESTMENT. Purchaser is purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

         3.3 ACCESS TO INFORMATION. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

         3.4 UNDERSTANDING OF RISKS. Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (E.G., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

         3.5 NO GENERAL SOLICITATION. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

    4.   COMPLIANCE WITH SECURITIES LAWS.

         4.1 COMPLIANCE WITH U.S. FEDERAL SECURITIES LAWS. Purchaser understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

         4.2 COMPLIANCE WITH CALIFORNIA SECURITIES LAWS. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

    5.   RESTRICTED SECURITIES.

         5.1 NO TRANSFER UNLESS REGISTERED OR EXEMPT. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

         5.2 SEC RULE 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased AND PAID FOR (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

         5.3 STATE LAW RESTRICTIONS ON TRANSFER. Purchaser understands that transfer of the Shares may be restricted by Section 260.141.11 of the Rules of the California Commissioner of Corporations, a copy of which is attached hereto as EXHIBIT 3, and that the certificate(s) representing the Shares may bear a legend to that effect.

    6.   RESTRICTIONS ON TRANSFERS.

         6.1 DISPOSITION OF SHARES. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:

                (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

                (b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;

                (c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate action necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) has been taken; and

                (d) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Commissioner Rules identified in Section 4.2.

         6.2 RESTRICTION ON TRANSFER. Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company's Right of First Refusal, except as permitted by this Exercise Agreement.

         6.3 TRANSFEREE OBLIGATIONS. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to the Company's Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 7, to the same extent such Shares would be so subject if retained by the Purchaser.

    7. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify.

    8.   RESERVED.

    9. COMPANY'S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred by Purchaser without the Company's prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Vested Shares (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred (the "OFFERED SHARES") on the terms and conditions set forth in this Section (the "RIGHT OF FIRST REFUSAL").

         9.1 NOTICE OF PROPOSED TRANSFER. The Holder of the Offered Shares shall deliver to the Company a written notice (the "NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name of each proposed bona fide purchaser or other transferee ("PROPOSED TRANSFEREE"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "OFFERED PRICE"); and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section.

         9.2    EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within thirty
(30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.

         9.3 PURCHASE PRICE. The purchase price for the Offered Shares purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the value of such non-cash consideration as determined in good faith by the Board.

         9.4 PAYMENT. Payment of the Offered Price will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The Offered Price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

         9.5 HOLDER'S RIGHT TO TRANSFER. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, PROVIDED that such sale or other transfer is consummated within 120 days after the date of the Notice, and PROVIDED FURTHER, that (i) any such sale or other transfer is effected in compliance with all applicable securities laws and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

         9.6 EXEMPT TRANSFERS. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "immediate family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient;
(ii) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the Agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "IMMEDIATE FAMILY" will mean Purchaser's spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser's spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser or the Purchaser's spouse.

         9.7 TERMINATION OF RIGHT OF FIRST REFUSAL. The Company's Right of First Refusal will terminate when the Company's securities become publicly traded.

    10. RIGHTS AS SHAREHOLDER. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal. Upon an exercise of the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

    11. ESCROW. As security for Purchaser's faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("ESCROW HOLDER"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of the Right of First Refusal.

    12.  RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

         12.1 LEGENDS. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

                THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, RIGHT FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

    The California Commissioner of Corporations may require that the following legend also be placed upon the share certificate(s) evidencing ownership of the Shares:

                IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

         12.2 STOP-TRANSFER INSTRUCTIONS. Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

         12.3 REFUSAL TO TRANSFER. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

    13. TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. Set forth below is a brief summary as of the date the Plan was adopted by the Board of some of the U.S. Federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         13.1 EXERCISE OF INCENTIVE STOCK OPTION. If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.

         13.2 EXERCISE OF NONQUALIFIED STOCK OPTION. If the Option does not qualify as an ISO, there may be a regular U.S. Federal income tax liability and a California income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is or was an employee of the Company, the Company may be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

         13.3 DISPOSITION OF SHARES. If the Shares are held for more than one (1) year after the date of the transfer of the Shares pursuant to the exercise of the Option for Vested Shares and, in the case of an ISO, are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for U.S. Federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company may be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

    14. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

    15. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise AGREEMENT, including its Right of First Refusal. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

    16. GOVERNING LAW; SEVERABILITY. This Exercise Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

    17. NOTICES. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by rapifax or telecopier.

    18. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

    19. HEADINGS. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. All references herein to Sections will refer to Sections of this Exercise Agreement.

    20. ENTIRE AGREEMENT. The Plan, the Stock Option Agreement and this Exercise Agreement, together with all its Exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

    IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in duplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in triplicate as of the Effective Date.


SILICON IMAGE, INC.                       PURCHASER


By:____________________________________   ___________________________________
                                          (Signature)

_______________________________________   ___________________________________
(Please print name)                       (Please print name)

_______________________________________
(Please print title)




    [SIGNATURE PAGE TO SILICON IMAGE, INC. STOCK OPTION EXERCISE AGREEMENT]

                                LIST OF EXHIBITS



Exhibit 1:        Stock Power and Assignment Separate from Stock Certificate

Exhibit 2:        Spouse Consent

Exhibit 3:        California Commissioner Rule 260.141.11

                                    EXHIBIT 1
                                    ---------

                           STOCK POWER AND ASSIGNMENT
                           --------------------------
                         SEPARATE FROM STOCK CERTIFICATE
                         -------------------------------

                           STOCK POWER AND ASSIGNMENT
                         SEPARATE FROM STOCK CERTIFICATE



         FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No. ________ dated as of _______________, 19___, (the
"AGREEMENT"), the undersigned hereby sells, assigns and transfers unto _______________________________, shares of the Common Stock of Silicon Image, Inc., a California corporation (the "COMPANY"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ______ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THIS EXERCISE AGREEMENT AND ANY EXHIBITS THERETO.


Dated:  _______________, 19____


                                       PURCHASER

                                       ______________________________________
                                       (Signature)

                                       ______________________________________
                                       (Please Print Name)

                                       ______________________________________
                                       (Spouse's Signature, if any)

                                       ______________________________________
                                       (Please Print Spouse's Name)


INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares upon exercise of its "Right of First Refusal" set forth in this Exercise Agreement without requiring additional signatures on the part of the Purchaser or Purchaser's Spouse.

                                    EXHIBIT 2
                                    ---------

                                 SPOUSE CONSENT
                                 --------------

                                 SPOUSE CONSENT



         The undersigned spouse of Purchaser has read, understands, and hereby approves the Stock Option Exercise Agreement between Purchaser and the Company (the "AGREEMENT"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in this Exercise Agreement, the undersigned hereby agrees to be irrevocably bound by this Exercise Agreement and further agrees that any community property interest shall similarly be bound by this Exercise Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under this Exercise Agreement.

Date:_________________________

                                       ______________________________________
                                       Name of Purchaser - Please Print

                                       ______________________________________
                                       Signature of Purchaser's Spouse

                             Address:  ______________________________________

                                    EXHIBIT 3

                     CALIFORNIA COMMISSIONER RULE 260.141.11

(a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

(b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

(1)    to the issuer;

(2)    pursuant to the order or process of any court;

(3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules:

(4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

(5)    to holders of securities of the same class of the same issuer;

(6)    by way of gift or donation intervivos or on death;

(7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

(8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

(9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

(10) by way of a sale qualified under Section 25111, 25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

(11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

(12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

(13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

(14) to the State Controller pursuant to the Unclaimed Property Law or the administrator of the unclaimed property law of another state; or

(15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule,
       (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

(16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

(17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirements of
       Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

(c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

     IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFORE, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                                      -2-